UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	112 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	☒

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 917-7000

Anthony J. Ghoston

President

2960 N. Meridian St., Suite 300

Indianapolis, Indiana 46208

(Name and Address of Agent for Service)

Copies to:

Dee Anne Sjögren, Esq.

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

(314) 552-6295

It is proposed that this filing will become effective:

☒ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Crawford Dividend Growth Fund

(CDGCX)

CLASS C

PROSPECTUS

~~May 1, 2007~~

April 29, 2008

INVESTMENT OBJECTIVE:

Total Return

600 Galleria Parkway

Suite 1650

Atlanta, GA 30339

(800) 431-1716

This Prospectus describes the Fund’s Class C shares. The Fund currently offers another share class with a different fee structure and sales charge which affects performance.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Crawford Dividend Growth Fund (the “Fund”) is to provide total return.

Principal Strategies

The Fund invests primarily in common stocks of large capitalization companies when, in the opinion of the Fund’s advisor, Crawford Investment Counsel, Inc., the companies’ market prices do not reflect their true values. The advisor utilizes a bottom-up approach to stock selection, focusing on company fundamentals. The advisor seeks high quality companies with strong balance sheets, predictable and consistent earnings growth and a history of dividend growth. The advisor’s goal is to identify undervalued companies with above-average total return potential.

The advisor’s investment discipline is value-oriented and emphasizes fundamental research and long-term decision making. The advisor ~~will seek~~seeks investments that it believes will provide above-average investment returns with below-average risk. The advisor believes that an investment portfolio with a combination of above-average yield and above-average dividend growth will provide above-average total investment return over the long-term. The advisor’s research process starts with a universe of companies that have at least a ten-year history of annual dividend increases. Each stock is assigned a ranking based on its current yield, historic dividend growth and relative yield. This quantitative ranking is utilized to help the advisor focus its fundamental research efforts. The advisor then selects undervalued companies that present the greatest potential for income growth and price appreciation. Companies may be undervalued due to market or economic conditions, unfavorable developments affecting the company, temporary earnings declines, or other factors. The advisor believes that buying such securities at a price that is below their true worth may achieve greater returns for the Fund than those generated by paying premium prices for companies currently in favor in the market.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies that pay regular dividends. This investment policy may not be changed without at least 60 days prior written notice to shareholders. The Fund may invest up to 20% of its assets in fixed income investments rated A+ or better by Standard & Poor’s, including U.S. Government securities, corporate debt securities, mortgage-backed securities and convertible securities. The Fund may invest its assets in American Depositary Receipts (“ADRs”). ADRs are receipts, issued by domestic banks, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security.

The Fund is a non-diversified fund, which means that the Fund may take larger positions in a smaller number of companies than a diversified mutual fund. The Fund will not invest more than 7% of its assets in any one issuer. Certain economic sectors may be overweighted compared to others because the advisor seeks the best investment opportunities regardless of sector. The Fund will not invest more than 25% of its net assets in any one economic sector, or two times the weighting of that sector in the Standard & Poor’s 500 Index (“S&P”), whichever is greater. There are no minimum requirements regarding the Fund’s investments in any one industry sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle. The Fund will not seek to realize profits by anticipating short-term market movements. The advisor intends to purchase securities only for the long-term. As a result, the advisor believes the Fund will have low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

The Fund may sell a security when the advisor believes the company no longer represents a good value investment, if the company’s fundamentals deteriorate, if the company decreases its dividends, or if the stock has become overvalued. The Fund also may sell a security when the advisor believes that a better investment opportunity is present.

Principal Risks of Investing in the Fund

•

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Large Cap Risk. Large capitalization companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•

Management Risk. The advisor’s value-oriented approach may fail to produce the intended results. If the advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

•

Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country.

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall.

•

Non-Diversification Risk. As a non-diversified fund, the Fund may invest a greater percentage of its assets in a particular issuer compared with diversified funds. As a result, the shares of the Fund are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

•

Sector Risk. To the extent that the Fund focuses in one or more industry sectors, factors affecting those sectors could affect Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking a fund with a value investment strategy
•	Investors who can tolerate the risks associated with common stock investments

General

The investment objective of the Fund, including the Fund’s policy of investing at least 80% of its assets in securities of companies that pay regular dividends, may be changed without shareholder approval, although the 80% investment policy may not be changed without at least 60 days prior written notice to shareholders.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities, money market instruments, securities of money market funds or repurchase agreements. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. ~~As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.The~~ To the extent consistent with the Fund’s principal strategies as described above, including its policy to invest at least 80% of its assets in securities of companies that pay regular dividends under normal circumstances, the Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

How has the Fund performed in the past?

The performance table below shows the variability of the Fund’s Class C returns, which is one indicator of the risks of investing in Class C shares of the Fund. The chart shows changes in the Fund’s returns from year to year and the table shows how the Fund’s Class C average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the ~~risk~~ risks of investing in the Fund ~~because it demonstrates~~by demonstrating how its returns (before and after taxes) have varied over time.

Year-by-Year Annual Total Return

(for the year ended December 31st)

The Fund’s Class C return for the most recent quarter ended March 31, 2008 was -6.25%. Since the Fund’s inception, the highest return for a quarter was 6.82% (quarter ending December 31, 2006); and the lowest return was -~~3.68~~ 5.77% (quarter ending ~~March~~ December 31, ~~2005~~ 2007).

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED DECEMBER 31, ~~2006~~ 2007

The Fund	Past One Year	Since Inception (January 27, 2004)
Return Before Taxes¹	~~14.86~~ -0.90%	~~6.57~~ 4.89%
Return After Taxes on Distributions[2]	~~15.78~~ -0.44%	~~6.32~~ 4.56%
Return After Taxes on Distributions and Sale of Fund Shares[2]	~~9.31~~ -0.45%	~~5.48~~ 4.05%
Indices (reflects no deductions for fees, expenses and taxes)
S&P 500 Index[3]	~~15.78~~ 5.49%	~~9.59~~ 8.53%
Russell 1000 Value Index[3]	~~22.25~~ -0.17%	~~14.33~~ 10.45%

¹ Adjusted to include effects of contingent deferred sales charge.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3 The S&P 500 and the Russell 1000 Value indices are widely recognized unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index is a representative sample of 500 leading companies in leading industries of the U.S. economy, and the Russell 1000 Value Index represents the performance of 1000 companies in the Russell Index with low price-to-book ratios and low forecasted growth values. These indices are representative of a broader market and range of securities than are found in the Fund’s portfolio.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold Class C shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)[1]	1.00%
Redemption Fee[2]	NONE
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%
Distribution (12b-1) Fees	1.00%
Other Expenses~~0.76~~ [3]	0.70%
Fees and Expenses of Acquired Funds~~3~~ [4]	0.02%
Total Annual Fund Operating Expenses (Before Waiver)	~~2.78~~ 2.72%
Fee Waiver/Expense Reimbursement~~4~~	~~0.76~~ [5]0.70%
Net Expenses~~5~~ [6]	2.02%

[1]

The Fund charges a contingent deferred sales charge of 1.00% on Class C shares redeemed less than one year after they are purchased. The Fund waives this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

[2]	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3Restated to reflect estimated expenses for the coming fiscal year. Estimated expenses include a compliance program services fee, effective October 1, 2007.

[4]

Fees and Expenses of Acquired Funds represent the pro rata expenses indirectly incurred by ~~a~~ the Fund as a result of investing in money market funds or other investment companies that have their own expenses. ~~Acquired Fund~~ Fees and Expensesof Acquired Fundsare not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. ~~Without the Acquired Fund Fees and Expenses, Total Annual Fund Operating Expenses would be 2.76%.~~

~~4~~ 5

~~The advisor contractually has agreed to waive its management fee and/or reimburse ceratin~~ certain Class C~~operating expenses so that Net Expenses~~total annual operating expenses~~, excluding 12b-1 fees, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, fees and expenses of acquired funds~~Fees and Expenses of Acquired Funds~~and extraordinary expenses, do not exceed 1.00% of the Fund’s average daily net assetsfor the fiscal year ending December 31, 2007.~~ [5]     ~~Net Expenses are 1.00% (after waiver and reimbursement by the advisor), plus fees and expenses of acquired funds and~~. The contractual agreement is in place through April 30, 2009. Each waiver or reimbursement of an expense by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 1.00% expense limitation.

[6]

Net Expenses of the Class C shares of the Fund are calculated as 2.02% of its average daily net assets based on the advisor’s agreement to cap certain Class C operating expenses at 1.00%, plusthe 12b-1 fee of 1.00%~~, for a total of 2.02~~plus Fees and Expenses of Acquired Funds of 0.02%.

Example:

This Example is intended to help you compare the cost of investing in Class C shares of the Fund to the cost of investing in other mutual funds. This example assumes that the Class C operating expenses remain the same and that such expenses were maintained for one year at rates described above. It also assumes that you invested $10,000 for the time period indicated and then redeemed all your shares at the end of those periods. The ~~example~~ Example also assumes that your investment earned 5%return each year and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Without contingent deferred sales charge	1 Year	3 Years	5 Years	10 Years
	$~~205~~ 212	~~$730~~ $814	~~$1,346~~ $1,479	~~$3,007~~ $3,452

With contingent deferred sales charge	$~~305~~ 312	~~$730~~ $814	~~$1,346~~ $1,479	~~$3,007~~ $3,452

HOW TO BUY CLASS C SHARES

Class C shares are available through registered broker-dealers, banks, advisors and other financial institutions. Class C shares are purchased at net asset value without deducting a sales charge. You do not pay an initial sales charge on purchases of Class C shares and all of your purchase payment is immediately invested in the Fund. The dealer of record receives a payment from the Fund’s distributor of 1.00% of the amount you invest in Class C shares. If you redeem your Class C shares within 12 months of purchase, you will be subject to a 1.00% contingent deferred sales charge (“CDSC”), based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

The Fund offers a second class of shares. Each classof shares of the Fund has its own fee structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and the length of time that you expect to invest. Only Class C shares are offered in this prospectus.

Initial Purchase

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Class C shares of the Fund is $2,500. The advisor may, in its sole discretion, waive this minimum for existing clients of the advisor and other related parties, and in certain other circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment~~.~~ , however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

By Mail - To be in proper form, your initial purchase request must include:

• a completed and signed investment application form (which accompanies this Prospectus); and
• a check (subject to the minimum amount) made payable to the Fund.

Mail the application and check to:

U.S. Mail:	Crawford Dividend Growth Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Crawford Dividend Growth Fund
c/o Unified Fund Services, Inc.
~~431~~ 2960 North ~~Pennsylvania~~ Meridian Street, Suite 300
Indianapolis, Indiana ~~46204~~ 46208

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 431-1716 to obtain instruction on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Contingent Deferred Sales Charge

Class C shares are subject to a CDSC of 1.00% if you redeem your shares within 12 months of purchase, based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. The Fund’s distributor receives the entire amount of any CDSC you pay. See the Fund’s Statement of Additional Information for additional information about the CDSC.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment . Each additional mail purchase request must contain:

-your name

-the name ~~of~~ on your account(s)

-your account number(s)

-a check made payable to “Crawford Dividend Growth Fund”

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To wire money, you must call Shareholder Services at (800) 431-1716 to obtain instruction.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

~~Since the Fund is oriented to long-term investments,~~Shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Distribution Plan

The Fund has adopted a distribution plan for its Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Fund’s plan, the Fund pays the Fund’s distributor, the advisor and/or other financial institutions, a fee of 1.00% of the Class C’s average daily net assets (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing Class C shareholders). Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund and may cost you more than paying other types of sales charges. Depending on the amount of your investment and the length of time you hold your shares, your investment results will not equal the results of a different class of shares of the Fund having a different sales charge and 12b-1 fee structure.

Dealer Compensation

Qualifying dealers who sell Class C shares will receive a payment from the Fund’s distributor of 1.00% of the amount you invest in Class C shares. In addition, the Fund pays an annual 12b-1 fee of up to 1.00% to dealers of record beginning the 13th month after purchase.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders(other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks~~and~~ , bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired)~~. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account~~.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM CLASS C SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. As stated above, the Fund assesses a 1.00% CDSC against investment proceeds of Class C shares redeemed within one year of investment. The Fund will first redeem the Class C shares that have been owned the longest period of time. The holding period is calculated on a monthly basis and begins on the first day of the month in which the shares were bought. No CDSC will be imposed on Class C shares that were bought through the reinvestment of dividends and capital gains. When Class C shares subject to a CDSC are redeemed, the CDSC is calculated on the net asset value attributable to shares on the date of redemption, and is deducted from the redemption proceeds.

A wire transfer fee of $~~15.00~~ 15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of securities received from the Fund. If you redeem your Class C shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Crawford Dividend Growth Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Crawford Dividend Growth Fund
c/o Unified Fund Services, Inc.
~~431~~ 2960 North ~~Pennsylvania~~ Meridian Street, Suite 300
Indianapolis, Indiana ~~46204~~ 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of Class C shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at (800) 431-1716 if you have questions. At the discretion of the Fund or the transfer agent, you may be required to furnish additional legal documents prior to a redemption to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 431-1716. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption~~or exchange~~ instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions~~or exchanges~~. If you are unable to reach the Fund by telephone, you may request a redemption~~or exchange~~ by mail.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 431-1716. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s Net Asset Value. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund upon notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of ~~the~~ Fund~~’s~~ shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders.

While the Fund attempts to deter market timing, there is no assurance that ~~it~~ the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through ~~financial intermediary~~a Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers ~~of Fund shares~~ and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Fund ~~will be~~is required to have an agreement with many of its ~~intermediaries~~ Financial Intermediaries obligating the ~~intermediaries~~ Intermediaries to provide, upon the Fund’s request, information regarding the ~~intermediaries~~ Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even ~~if~~ with such an agreement ~~is~~ in place. Certain ~~intermediaries~~ Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

DETERMINATION OF NET ASSET VALUE

The price you pay for your Class C shares is based on the Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the ~~Stock Exchange~~NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued Class C expenses) by the total number of Class C shares outstanding. Requests to purchase ~~or~~ and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

~~The~~ Securities held by the Fund~~’s assets~~ generally are valued at ~~their market value. If market quotations are~~market value. Short-term securities with maturities of 60 days or less are valued based on amortized cost. If a market quotation is not readily availableor is deemed unreliable, the security will be valued at a fair value~~(the amount which the Fund might reasonably expect to receive for the security upon its current sale) as~~ determined in good faith by the advisor~~, according to a policy~~in accordance with policies and procedures adopted by the Board of Trustees. Fair valuation also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable, based on factors such as : evidence of a thin market in the security based on a small number of quotations~~,~~ ; a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value~~,~~ ; or the advisor is aware of ~~any~~ other data that calls into question the reliability of market quotations.~~Investments in foreign securities are more likely to trigger fair valuation than other types of securities. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and~~When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. Arbitrage opportunities may exist when trading in a portfolio security is halted and does not resume before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair ~~value~~ valuation upon the sale of ~~its portfolio securities.~~a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except~~as discussed~~, except as described below (including in the table~~below~~ ). Dividends normally will be distributed by the Fund on an annual basis.

The Fund will normally distribute net realized capital gains to its ~~capital~~ shareholders ~~normally~~ once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the tax liabilities described in the table below for taxable accounts.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains taxed at generally maximum 15%
more than one year	on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains are taxed at the same rate as ordinary
for one year or less	income; losses are subject to special rules

*For gains realized between May 6, 2003 and December 31, 2010.

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from the investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

Crawford Investment Counsel, Inc., 600 Galleria Parkway, Suite 1650, Atlanta, GA 30339, serves as investment advisor to the Fund. The advisor has been providing portfolio management services since 1980 when it was founded by John H. Crawford, III. The advisor provides investment advice to separately managed equity, fixed income and balanced portfolios of high net worth clients, pension plans, trust, and other institutional investors. As of March 31, ~~2007,~~ 2008, the advisor managed approximately $~~3~~ 2.5 billion in assets. The advisor is 100% employee-owned. The Fund is the first mutual fund managed by the advisor.

For its advisory services, the advisor is paid a fee at the annual rate of 1.00% of the average daily net assets of the Fund. The advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse certain operating expenses so that ~~net~~ total annual operating expenses, excluding any 12b-1 fees, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, fees and expenses of acquired funds, and extraordinary expenses, do not exceed 1.00% of the average daily net assets of the Fund~~for the fiscal year ending December 31, 2007.~~. The contractual agreement is in place through April 30, 2009. Each waiver or reimbursement of an expense by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 1.00% expense limitation. During the fiscal year ended December 31, ~~2006,~~ 2007, the Fund paid the advisor a management fee equal to ~~0.24~~ 0.57% of the Fund’s average daily net assets, after ~~the~~ fee ~~waiver~~ waivers and reimbursement.

A discussion regarding the factors considered by the Board of Trustees in approving the Fund’s management agreement is included in the Fund’s most recent annual ~~or semi-annual~~ report to shareholders~~, as applicable.~~for the fiscal year ended December 31, 2007.

Portfolio Managers. The investment decisions for the Fund are made by John H. Crawford, III and David B. Crawford, CFA.

John H. Crawford, III. Mr. John H. Crawford, III has served as ~~President and~~ Chief Investment Officer of the advisor since 1980. He has over ~~38~~ 39 years’ experience as an investment professional and he guides the growth, development, and overall investment philosophy of the advisor and the Fund. Mr. Crawford graduated from the University of Georgia with a B.A. in 1962 and from Drew University with a M.Div. in 1965.

David B. Crawford, CFA. Mr. David B. Crawford ~~has served~~serves as ~~Vice-~~President of the advisor~~since 1997.~~ . Since he joined the advisor in 1992, David Crawford has been involved in the investment process as part of the research team, and is responsible for the day-to-day management of the Fund. He has been a portfolio manager with the advisor since 1995. In addition to his ~~14~~ 15 years’ experience as a research analyst and portfolio manager, he is a Chartered Financial Analyst. Prior to joining the advisor, he worked for the Federal Home Loan Bank. David Crawford graduated from Denison University with a B.A. in Economics in 1990 and from Georgia State University with a Master of Finance in 1997.

The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) each portfolio managers’ ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s Class C financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in Class C shares of the Fund assuming reinvestment of all dividends and distributions. The information ~~was~~ has been audited by Cohen Fund Audit Services, Ltd~~(f.k.a. Cohen McCurdy, Ltd.)~~, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Crawford Dividend Growth Fund - Class C
Financial Highlights
(For a share outstanding during the period)

	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2007	December 31, 2006	December 31, 2005		December 31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$12.19	$10.57	$11.14		$10.32
Income from investment operations:
Net investment income	0.06	0.07	0.06		0.07
Net realized and unrealized gain (loss)	(0.05)	1.62	(0.57)		0.84
Total from investment operations	0.01	1.69	(0.51)		0.91
Less Distributions to shareholders:
From net investment income	(0.06)	(0.07)	(0.06)		(0.08)
From net realized gain	(0.30)	-	-	(b)	(0.01)
Total distributions	(0.36)	(0.07)	(0.06)		(0.09)

Paid in capital from CDSC fees	-	-	-		-	(c)

Net asset value, end of period	$ 11.84	$12.19	$10.57		$11.14

Total Return (d)	0.11%	16.02%	-4.54%		8.82%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$439	$379	$368		$232
Ratio of expenses to average net assets	2.00%	2.00%	2.00%		2.00%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement	2.68%	2.76%	2.18%		6.06%	(f)
Ratio of net investment income to
average net assets	0.44%	0.57%	0.37%		1.45%	(f)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(0.24)%	(0.19)%	0.20%		(2.61)%	(f)
Portfolio turnover rate	32.97%	35.04%	34.53%		32.09%

(a) For the period January 27, 2004 (Commencement of Operations) to December 31, 2004.
(b) Distribution rounds to less than $0.005 per share
(c) CDSC fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The returns stated do not include effect of the CDSC fee.
(e) Not annualized.
(f) Annualized.

~~For a share outstanding during the period~~
	~~Year Ended~~	~~Year Ended~~	~~Period Ended~~
	~~December 31, 2006~~	~~December 31, 2005~~	~~December 31, 2004 (a)~~
~~Selected Per Share Data~~
~~Net asset value, beginning of period~~	~~$ 10.57~~	~~$ 11.14~~	~~$ 10.32~~
~~Income from investment operations:~~
~~Net investment income~~	~~0.07~~	~~0.06~~	~~0.07~~
~~Net realized and unrealized gain (loss)~~	~~1.62~~	~~(0.57)~~	~~0.84~~
~~Total from investment operations~~	~~1.69~~	~~(0.51)~~	~~0.91~~
~~Less Distributions to shareholders:~~
~~From net investment income~~	~~(0.07~~	~~(0.06)~~	~~(0.08)~~
~~From net realized gain~~	~~-~~	~~- (b)~~	~~(0.01)~~
~~Total distributions~~	~~(0.07)~~	~~(0.06)~~	~~(0.09)~~

~~Paid in capital from CDSC fees~~	~~-~~	~~-~~	~~- (c)~~

~~Net asset value, end of period~~	~~$ 12.19~~	~~$ 10.57~~	~~$ 11.14~~

~~Total Return~~ (d)	~~16.02%~~	~~-4.54%~~	~~8.82% (e)~~

~~Ratios and Supplemental Data~~
~~Net assets, end of period (000)~~	~~$ 379~~	~~$ 368~~	~~$ 232~~
~~Ratio of expenses to average net assets~~	~~2.00%~~	~~2.00%~~	~~2.00% (f)~~
~~Ratio of expenses to average net assets~~
~~before waiver & reimbursement~~	~~2.76%~~	~~2.18%~~	~~6.06% (f)~~
~~Ratio of net investment income to average net assets~~	~~0.57%~~	~~0.37%~~	~~1.45% (f)~~
~~Ratio of net investment income to average net assets~~
~~before waiver & reimbursement~~	~~(0.19%)~~	~~0.20%~~	~~(2.61%) (f)~~

~~Portfolio turnover rate~~	~~35.04%~~	~~34.53%~~	~~32.09%~~

~~(a) For the period January 27, 2004 (commencement of operations) to December 31, 2004.~~
~~(b) Distribution rounds to less than $0.005 per share.~~
~~(c) CDSC fees resulted in less than $0.005 per share.~~

~~(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The returns stated do not include the effect of CDSC fee.~~

~~(e) Not annualized.~~
~~(f) Annualized.~~

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and
•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountants and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi -Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this ~~prospectus~~ Prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and the Fund’s Annual and Semi-Annual Reports, by contacting Shareholder Services at (800) 431-1716. You may also request other information about the Fund and make shareholder inquiries. The Fund currently does not have a ~~web site~~website and, as such, the Fund’s SAI and Annual and Semi-Annual reports are not made available on a website.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-~~942~~ 551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-21237

Crawford Dividend Growth Fund

(CDGIX)

CLASS I

PROSPECTUS

~~May 1, 2007~~

April 29, 2008

INVESTMENT OBJECTIVE:

Total Return

600 Galleria Parkway

Suite 1650

Atlanta, GA 30339

(800) 431-1716

This Prospectus describes the Fund’s Class I shares. The Fund currently offers another share class with a different fee structure and sales charge which affects performance.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Page
RISK/RETURN SUMMARY	1
FEES AND EXPENSES OF INVESTING IN THE FUND	~~5~~ 4
HOW TO BUY CLASS I SHARES	6
HOW TO REDEEM CLASS I SHARES	8
DETERMINATION OF NET ASSET VALUE	11
DIVIDENDS, DISTRIBUTIONS AND TAXES	~~12~~ 11
MANAGEMENT OF THE FUND	~~13~~ 14
FINANCIAL HIGHLIGHTS	15
PRIVACY POLICY	~~17~~ 16
FOR MORE INFORMATION	BACK COVER

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Crawford Dividend Growth Fund (the “Fund”) is to provide total return.

Principal Strategies

The Fund invests primarily in common stocks of large capitalization companies when, in the opinion of the Fund’s advisor, Crawford Investment Counsel, Inc., the companies’ market prices do not reflect their true values. The advisor utilizes a bottom-up approach to stock selection, focusing on company fundamentals. The advisor seeks high quality companies with strong balance sheets, predictable and consistent earnings growth and a history of dividend growth. The advisor’s goal is to identify undervalued companies with above-average total return potential.

The advisor’s investment discipline is value-oriented and emphasizes fundamental research and long-term decision making. The advisor ~~will seek~~seeks investments that it believes will provide above-average investment returns with below-average risk. The advisor believes that an investment portfolio with a combination of above-average yield and above-average dividend growth will provide above-average total investment return over the long-term. The advisor’s research process starts with a universe of companies that have at least a ten-year history of annual dividend increases. Each stock is assigned a ranking based on its current yield, historic dividend growth and relative yield. This quantitative ranking is utilized to help the advisor focus its fundamental research efforts. The advisor then selects undervalued companies that present the greatest potential for income growth and price appreciation. Companies may be undervalued due to market or economic conditions, unfavorable developments affecting the company, temporary earnings declines, or other factors. The advisor believes that buying such securities at a price that is below their true worth may achieve greater returns for the Fund than those generated by paying premium prices for companies currently in favor in the market.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies that pay regular dividends. This investment policy may not be changed without at least 60 days prior written notice to shareholders. The Fund may invest up to 20% of its assets in fixed income investments rated A+ or better by Standard & Poor’s, including U.S. Government securities, corporate debt securities, mortgage-backed securities and convertible securities. The Fund may invest its assets in American Depositary Receipts (“ADRs”). ADRs are receipts, issued by domestic banks, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security.

The Fund is a non-diversified fund, which means that the Fund may take larger positions in a smaller number of companies than a diversified mutual fund. The Fund will not invest more than 7% of its assets in any one issuer. Certain economic sectors may be overweighted compared to others because the advisor seeks the best investment opportunities regardless of sector. The Fund will not invest more than 25% of its net assets in any one economic sector, or two times the weighting of that sector in the Standard & Poor’s 500 Index (“S&P”), whichever is greater. There are no minimum requirements regarding the Fund’s investments in any one industry sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle. The Fund will not seek to realize profits by anticipating short-term market movements. The advisor intends to purchase securities only for the long-term. As a result, the advisor believes the Fund will have low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

The Fund may sell a security when the advisor believes the company no longer represents a good value investment, if the company’s fundamentals deteriorate, if the company decreases its dividends, or if the stock has become overvalued. The Fund also may sell a security when the advisor believes that a better investment opportunity is present.

Principal Risks of Investing in the Fund

•

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Large Cap Risk. Large capitalization companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•

Management Risk. The advisor’s value-oriented approach may fail to produce the intended results. If the advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

•

Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country.

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall.

•

Non-Diversification Risk. As a non-diversified fund, the Fund may invest a greater percentage of its assets in a particular issuer compared with diversified funds. As a result, the shares of the Fund are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

•

Sector Risk. To the extent that the Fund focuses in one or more industry sectors, factors affecting those sectors could affect Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking a fund with a value investment strategy
•	Investors who can tolerate the risks associated with common stock investments

General

The investment objective of the Fund, including the Fund’s policy of investing at least 80% of its assets in securities of companies that pay regular dividends, may be changed without shareholder approval, although the 80% investment policy may not be changed without at least 60 days prior written notice to shareholders.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities, money market instruments, securities of money market funds or repurchase agreements. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. ~~As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.The~~ To the extent consistent with the Fund’s principal strategies as described above, including its policy to invest at least 80% of its assets in securities of companies that pay regular dividends under normal circumstances, the Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

How has the Fund performed in the past?

The performance table below shows the variability of the Fund’s Class I returns, which is one indicator of the risks of investing in Class I shares of the Fund. The chart shows changes in the Fund’s returns from year to year and the table shows how the Fund’s Class I average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund by demonstrating how its returns(before and after taxes) have varied over time.

Year-by-Year Annual Total Return

(for the year ended December 31st)

~~1~~ The Fund’s Class I return for the most recent quarter ended March 31, ~~2007~~ 2008 was ~~0.25~~ -5.99%. Since the Fund’s inception, the highest return for a quarter was 7.04%% (quarter ending December 31, 2006); and the lowest return was -~~3.50~~ 5.51% (quarter ending ~~March~~ December 31, ~~2005~~ 2007).

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED DECEMBER 31, ~~2006~~ 2007

The Fund	One Year	Life of Fund ( Since Inception ( January 5, 2004)
Return Before Taxes	~~16.86~~ 1.20%	~~8.23~~ 6.41%
Return After Taxes on Distributions¹	~~16.29~~ 0.27%	~~7.74~~ 5.82%
Return After Taxes on Distributions and Sale of Fund Shares¹	~~10.96~~ 1.23%	~~6.78~~ 5.22%

Indices (reflects no deductions for fees, expenses or taxes)
S&P 500 Index[2]	~~15.78~~ 5.49%	~~10.12~~ 8.94%
Russell 1000 Value Index[2]	~~22.25~~ -0.17%	~~14.83~~ 10.87%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The S&P 500 and the Russell 1000 Value indices are widely-recognized, unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index is a representative sample of 500 leading companies in leading industries of the U.S. economy, and the Russell 1000 Value Index represents the performance of 1000 companies in the Russell Index with low price-to-book ratios and low forecasted growth values. These indices are representative of a broader market and range of securities than are found in the Fund’s portfolio.

_________________________

1~~After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.~~

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[l]	NONE
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses~~0.50~~ [2]	0.45%
Fees and Expenses of Acquired Funds~~2~~ [3]	0.02%
Total Annual Fund Operating Expenses (Before Waiver)	~~1.52~~ 1.47%
Fee Waiver/Expense Reimbursement~~3~~	~~0.50~~ [4]0.45%
Net Expenses[5]	1.02%
[1]	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2 Restated to reflect estimated expenses for the coming fiscal year. Estimated expenses include a compliance program services fee, effective October 1, 2007.

3 Fees and Expenses of Acquired Funds represent the pro rata expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. ~~The~~ These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. ~~Without the Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.50%.~~

~~3~~ 4 The advisor contractually has agreed to waive its management fee and/or reimburse certain Class I operating expenses so that ~~Net Expenses~~total annual operating expenses, excluding 12b-1 fees, if any, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, fees and expenses of acquired funds and extraordinary expenses, do not exceed 1.00% of the Fund’s average daily net assets~~for the fiscal year ending December 31, 2007.~~. The contractual agreement is in place through April 30, 2009. Each waiver or reimbursement of an expense by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 1.00% expense limitation.

5 Net Expenses of the Class I shares of the Fund are calculated as 1.02% of its average daily net assets based on the advisor’s agreement to cap certain Class I operating expenses at 1.00%, plus Fees and Expenses of Acquired Funds of 0.02%.

Example:

This Example is intended to help you compare the cost of investing in Class I shares of the Fund to the cost of investing in other mutual funds. This example assumes that the Class I operating expenses remain the same and that such expenses were maintained for one year at rates described above. It also assumes that you invested $10,000 for the time period indicated and then ~~redeem~~ redeemed all your shares at the end of those periods. The Example also assumes that your investment earned 5% return each year and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
~~$104~~	~~$434~~	~~$785~~	~~$1,773~~
$107	$436	$799	$1,876

HOW TO BUY CLASS I SHARES

Class I Shares

Class I shares are available at net asset value. The Fund offers a second class of shares that are available only through registered broker-dealers, investment advisors, banks and other financial institutions. Each class of shares of the Fund has its own fee structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and the length of time that you expect to invest. Only Class I shares are offered in this prospectus.

Initial Purchase

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Class I shares of the Fund is $10,000. The advisor may, in its sole discretion, waive this minimum for existing clients of the advisor and other related parties, and in certain other circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment~~.~~ , however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

By Mail - To be in proper form, your initial purchase request must include:

• a completed and signed investment application form (which accompanies this Prospectus); and
• a check (subject to the minimum amount) made payable to the Fund.

Mail the application and check to:

U.S. Mail:	Crawford Dividend Growth Fund

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:	Crawford Dividend Growth Fund

c/o Unified Fund Services, Inc.

~~431~~ 2960 North ~~Pennsylvania~~ Meridian Street, Suite 300

Indianapolis, Indiana ~~46204~~ 46208

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 431-1716 to obtain instruction on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

-your name

-the name ~~of~~ on your account(s)

-your account number(s)

-a check made payable to “Crawford Dividend Growth Fund”

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To wire money, you must call Shareholder Services at (800) 431-1716 to obtain instruction.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

~~Since the Fund is oriented to long-term investments,~~Shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders(other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks~~and~~ , bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). ~~Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.~~

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM CLASS I SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your Class I shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Crawford Dividend Growth Fund

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:	Crawford Dividend Growth Fund

c/o Unified Fund Services, Inc.

~~431~~ 2960 North ~~Pennsylvania~~ Meridian Street, Suite 300

Indianapolis, Indiana ~~46204~~ 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of Class I shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at (800) 431-1716 if you have questions. At the discretion of the Fund or the transfer agent, you may be required to furnish additional legal documents prior to a redemption to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 431-1716. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption ~~or exchange~~ instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and, in a timely fashion, responding to telephone requests for redemptions~~or exchanges~~. If you are unable to reach the Fund by telephone, you may request a redemption~~or exchange~~ by mail.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 431-1716. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s Net Asset Value. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of ~~the~~ Fund~~’s~~ shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders.

While the Fund attempts to deter market timing, there is no assurance that ~~it~~ the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through ~~financial intermediary~~a Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers ~~of Fund shares~~ and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Fund ~~will be~~is required to have an agreement with many of its ~~intermediaries~~ Financial Intermediaries obligating the ~~intermediaries~~ Intermediaries to provide, upon the Fund’s request, information regarding the ~~intermediaries~~ Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even ~~if~~ with such an agreement ~~is~~ in place. Certain ~~intermediaries~~ Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

DETERMINATION OF NET ASSET VALUE

The price you pay for your Class I shares is based on the Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the ~~Stock Exchange~~NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued Class I expenses) by the total number of Class I shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

~~The~~ Securities held by the Fund~~’s assets~~ generally are valued at ~~their market value. If market quotations are~~market value. Short-term securities with maturities of 60 days or less are valued based on amortized cost. If a market quotation is not readily availableor is deemed unreliable, the security will be valued at a fair value~~(the amount which the Fund might reasonably expect to receive for the security upon its current sale) as~~ determined in good faith by the advisor ~~pursuant to guidelines established~~in accordance with policies and procedures adopted by the Board of Trustees. Fair valuation also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable, based on factors such as : evidence of a thin market in the security based on a small number of quotations~~,~~ ; a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value~~,~~ ; or the advisor is aware of ~~any~~ other data that calls into question the reliability of market quotations.~~Investments in foreign securities are more likely to trigger fair valuation than investments in other types of securities. Without fair valuation , short-term traders could take advantage of the arbitrage opportunity and~~When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. Arbitrage opportunities may exist when trading in a portfolio security is halted and does not resume before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of ~~its portfolio securities.~~a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains~~to its shareholders~~. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except~~as discussed~~, except as described below (including in the table~~below~~ ). Dividends normally will be distributed by the Fund on an annual basis.

The Fund will normally distribute net realized capital gains to its shareholders ~~normally~~ once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the tax liabilities described in the table below for taxable accounts.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains taxed at generally maximum 15%
more than one year	on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains are taxed at the same rate as ordinary
for one year or less	income; losses are subject to special rules

                                                                                                           *For gains realized between May 6, 2003 and December 31, 2010.

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from the investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

Crawford Investment Counsel, Inc., 600 Galleria Parkway, Suite 1650, Atlanta, GA 30339, serves as investment advisor to the Fund. The advisor has been providing portfolio management services since 1980 when it was founded by John H. Crawford, III. The advisor provides investment advice to separately managed equity, fixed income and balanced portfolios of high net worth clients, pension plans, trust, and other institutional investors. As of March 31, ~~2007,~~ 2008, the advisor managed approximately $~~3~~ 2.5 billion in assets. The advisor is 100% employee-owned. The Fund is the first mutual fund managed by the advisor.

For its advisory services, the advisor is paid a fee at the annual rate of 1.00% of the average daily net assets of the Fund. The advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse certain operating expenses so that ~~its Net Expenses~~total annual operating expenses, excluding any 12b-1 fees, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, fees and ~~expense~~ expenses of acquired funds, and extraordinary expenses, do not exceed 1.00% of the average daily net assets of the Fund~~for the fiscal year ending December 31, 2007.~~. The contractual agreement is in place through April 30, 2009. Each waiver or reimbursement of an expense by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 1.00% expense limitation. During the fiscal year ended December 31, ~~2006,~~ 2007, the Fund paid the advisor a management fee equal to ~~0.50~~ 0.57% of the Fund’s average daily net assets, after ~~the~~ fee ~~waiver~~ waivers and reimbursement.

A discussion regarding the factors considered by the Board of Trustees in approving the Fund’s management agreement is included in the Fund’s most recent annual ~~or semi-annual~~ report to shareholders~~, as applicable.~~for the fiscal year ended December 31, 2007.

Portfolio Managers. The investment decisions for the Fund are made by John H. Crawford, III and David B. Crawford, CFA.

John H. Crawford, III. Mr. John H. Crawford, III has served as ~~President and~~ Chief Investment Officer of the advisor since 1980. He has over ~~38~~ 39 years’ experience as an investment professional and he guides the growth, development, and overall investment philosophy of the advisor and the Fund. Mr. Crawford graduated from the University of Georgia with a B.A. in 1962 and from Drew University with a M.Div. in 1965.

David B. Crawford, CFA. Mr. David B. Crawford ~~has served~~serves as ~~Vice-~~President of the advisor~~since 1997.~~. Since he joined the advisor in 1992, David Crawford has been involved in the investment process as part of the research team, and is responsible for the day-to-day management of the Fund. He has been a portfolio manager with the advisor since 1995. In addition to his ~~14~~ 15 years’ experience as a research analyst and portfolio manager, he is a Chartered Financial Analyst. Prior to joining the advisor, he worked for the Federal Home Loan Bank. David Crawford graduated from Denison University with a B.A. in Economics in 1990 and from Georgia State University with a Master of Finance in 1997.

The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) each portfolio managers’ ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s Class I financial performance since its inception. Certain information reflects financial results for a single Fund Class I share. Total return represents the rate you would have earned (or lost) on an investment in the Class I shares of the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen Fund Audit Services, Ltd.~~(f.k.a. Cohen McCurdy, Ltd.)~~, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

~~For a share outstanding during the period~~

	~~Year Ended December 31, 2006~~	~~Year Ended December 31, 2005~~	~~Period Ended December 31, 2004 (a)~~
~~Selected Per Share Data~~
~~Net asset value, beginning of period~~	~~$ 10.58~~	~~$ 11.13~~	~~$ 10.00~~
~~Income from investment operations:~~
~~Net investment income~~	~~0.18~~	~~0.13~~	~~0.12~~
~~Net realized and unrealized gain (loss)~~	~~1.60~~	~~(0.55)~~	~~1.14~~
~~Total from investment operations~~	~~1.78~~	~~(0.42)~~	~~1.26~~

~~Less Distributions to shareholders~~
~~Dividends from net investment income~~	~~(0.17)~~	~~(0.13)~~	~~(0.12)~~
~~Distributions from net realized gain~~	~~-~~	~~- (b)~~	~~(0.01)~~
~~Total distributions~~	~~(0.17)~~	~~(0.13)~~	~~(0.13)~~
~~Net asset value, end of period~~	~~$12.19~~	~~$10.58~~	~~$11.13~~

~~Total Return~~ (c)	~~16.86~~	~~-3.74%~~	~~12.62% (d)~~

~~Ratios and Supplemental Data~~
~~Net assets, end of period (000)~~	~~$38,365~~	~~$30,927~~	~~$22,604~~
~~Ratio of expenses to average net assets~~	~~1.00%~~	~~1.00%~~	~~1.00% (e)~~
~~Ratio of expenses to average net assets~~
~~before waiver & reimbursement~~	~~1.50%~~	~~1.55%~~	~~2.52% (e)~~
~~Ratio of net investment income to average net~~	~~1.60%~~	~~1.38%~~	~~2.47% (e)~~
~~assets~~
~~Ratio of net investment income to average net~~
~~assets before waiver & reimbursement~~	~~1.10%~~	~~0.83%~~	~~.95% (e)~~

~~Portfolio Turnover Rate~~	~~35.04%~~	~~34.53%~~	~~32.09%~~

~~(a) For the period January 5, 2004 (Commencement of Operations) to December 31, 2004.~~

~~(b) Distribution rounds to less than $0.005 per share~~

~~(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.~~

~~(d) Not annualized.~~

~~(e)Annualized.~~

Crawford Dividend Growth Fund - Class I
Financial Highlights
(For a share outstanding during the period)

	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2007	December 31, 2006	December 31, 2005		December 31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 12.19	$10.58	$11.13		$10.00
Income from investment operations:
Net investment income	0.18	0.18	0.13		0.12
Net realized and unrealized gain (loss)	(0.04)	1.60	(0.55)		1.14
Total from investment operations	0.14	1.78	(0.42)		1.26
Less Distributions to shareholders:
From net investment income	(0.18)	(0.17)	(0.13)		(0.12)
From net realized gain	(0.30)	-	-	(b)	(0.01)
Total distributions	(0.48)	(0.17)	(0.13)		(0.13)

Net asset value, end of period	$11.85	$12.19	$10.58		$11.13

Total Return (c)	1.20%	16.86%	-3.74%		12.62%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$40,046	$38,365	$30,927		$22,604
Ratio of expenses to average net assets	1.00%	1.00%	1.00%		1.00%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	1.43%	1.50%	1.55%		2.52%	(e)
Ratio of net investment income to
average net assets	1.44%	1.60%	1.38%		2.47%	(e)
Ratio of net investment income to
average net assets before waiver & reimbursement	1.01%	1.10%	0.83%		0.95%	(e)
Portfolio turnover rate	32.97%	35.04%	34.53%		32.09%

(a) For the period January 5, 2004 (Commencement of Operations) to December 31, 2004.
(b) Distribution rounds to less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and
•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountants and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi -Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this ~~prospectus~~ Prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and the Fund’s Annual and Semi-Annual Reports, by contacting Shareholder Services at (800) 431-1716. You may also request other information about the Fund and make shareholder inquiries. The Fund currently does not have a website and, as such, the Fund’s SAI and Annual and Semi-Annual reports are not made available on a website.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-~~942~~ 551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-21237

CRAWFORD DIVIDEND GROWTH FUND

STATEMENT OF ADDITIONAL INFORMATION

~~May 1, 2007~~

April 29, 2008

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the applicable Prospectus (the “Prospectus”) of Crawford Dividend Growth Fund (the “Fund”) dated ~~May 1, 2007.~~April 29, 2008. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, ~~2006.~~2007. A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, Indiana ~~46204,~~46208, or by calling Shareholder Services at (800) 431-1716.

PAGE
DESCRIPTION OF THE TRUST AND FUND	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	13
INVESTMENT ADVISOR	15
TRUSTEES AND OFFICERS	~~17~~ 18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	21
ANTI MONEY LAUNDERING COMPLIANCE PROGRAM	22
PORTFOLIO TRANSACTIONS AND BROKERAGE	~~22~~ 23
DISCLOSURE OF PORTFOLIO HOLDINGS	24
PROXY VOTING POLICY	~~25~~ 26
DETERMINATION OF NET ASSET VALUE	26
CONTINGENT DEFERRED SALES CHARGE – CLASS C SHARES	27
REDEMPTION IN-KIND	27
STATUS AND TAXATION OF THE FUND	~~27~~ 28
CUSTODIAN	~~29~~ 30
FUND SERVICES	~~29~~ 30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	~~30~~ 31
DISTRIBUTOR	~~30~~ 31
DISTRIBUTION PLAN – CLASS C SHARES	~~30~~ 31
FINANCIAL STATEMENTS	~~31~~ 32

DESCRIPTION OF THE TRUST AND FUND

Crawford Dividend Growth Fund was organized as a non-diversified series of Unified Series Trust (the “Trust”) on December 7, 2003. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. Class I shares were first offered to the public on January 5, 2004; Class C shares of the Fund were first offered to the public on January 27, 2004. The investment advisor to the Fund is Crawford Investment Counsel, Inc. (the “Advisor”).

The Fund currently offers two classes of shares, Class C and Class I. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. In such event, the Board may close the Fund upon notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A. Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund will invest principally in a portfolio of equity securities of companies that the Advisor believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. The Fund will invest in equity securities that the Advisor believes have above-average total return potential. The criterion used to identify such stocks include a history of consistent increasing dividend payouts, predictable and consistent earnings growth and strong balance sheet presence.

B. Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”). ADRs are receipts, issued by domestic banks, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. The Fund may also invest in Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on Nasdaq. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipt to issue and service such depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

C. Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund may invest in convertible securities rated B or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were adopted that required savings and loan associations gradually to reduce their holdings of high-yield securities. An effect of this legislation may be to significantly depress the prices of outstanding lower-rated-securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower-rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

D. Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

E. Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government (“U.S. Government Obligations”) (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

F. Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Advisor. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid, high quality, debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

G. Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. In addition, the Fund may buy asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. These securities are generally issued by trusts and special purpose corporations. Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate because of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market value of these securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

H. Derivatives Transactions. The Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

1.          Options on Securities Indices.The Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2.          Options on Foreign Currencies. The Fund may buy and write (sell) put and call options on foreign currencies traded on U.S. exchanges or in the over-the-counter markets. Like other kinds of options, the writing of an option on foreign currency will be only a partial hedge, up to the amount of the premium received, and the Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

3.          General Characteristics of Options.Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange listed options. However, the Fund may not purchase or sell over-the-counter options, which are considered illiquid by the SEC staff. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

The Fund may purchase and sell call options on equity securities (including convertible securities that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

4.          General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 15% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 15% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

5.          Use of Segregated and Other Special Accounts.Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC-guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

I. When-Issued and Delayed Delivery Transactions. The Fund may buy debt securities on a “when-issued” or “delayed delivery” basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party’s failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets that may be invested in when-issued debt securities.

J. Corporate Debt Securities. The Fund may invest in corporate debt securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investments in corporate debt securities involve both credit and interest rate risk. The value of fixed-income securities will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt securities generally offer less current yield than securities of lower quality, but lower quality securities generally have less liquidity, greater credit and market risk and, as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

K. Lower Quality Debt Securities. The Fund may invest up to 10% of its assets in lower-rated securities or comparable unrated securities. These securities (commonly called “junk bonds”) often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor’s research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

L. Zero Coupon Securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specified date when the securities begin paying current interest (the cash payment date) and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality.

M. Trade Claims. The Fund may buy trade claims from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding payments. For buyers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer’s financial position improve. Trade claims are generally liquid, as there is a secondary market, but the board of trustees will monitor their liquidity. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will ever be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors. At the present time, however, the Fund intends to limit these investments to no more than 5% of its net assets.

N. Structured Notes. The Fund may invest up to 5% of its total assets in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. Investments in structured notes involve risks including income risk, credit and market risk. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or “linked” equity security, currency, interest rate, index or other financial indicator. ~~The holder'~~

When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. The Fund’s right to receive principal or interest payments on a structured note may also vary in timing or amount, depending on changes in ~~certain rates of interest or other external events.~~the reference factors. For example, where the Fund’s structured notes are linked to factors such as interest rates or a particular index, changes in interest rates and movement of the index may cause significant price fluctuations. In addition, changes in a reference instrument or security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity. Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference instrument or security underlying the note. Consistent with the Fund’s policy on illiquid investments, the Fund will only invest in structured products to the extent the Advisor determines that such products are liquid.

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2006 was. 35.04% and for the fiscal year ended December 31, ~~2005~~2007 was ~~34.53~~32.97%.

INVESTMENT LIMITATIONS

A.       Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on each Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.        Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Short Sales. The Fund will not effect short sales of securities except as described in the Prospectus or this SAI.

5. Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or this SAI.

6. Illiquid Securities. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

7. Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

8.          Name Rule. The Fund normally will invest at least 80% of its assets in securities of issuers that pay regular dividends. This investment policy may not be changed without at least 60 days prior written notice to the Fund’s shareholders.

INVESTMENT ADVISOR

The Fund’s Advisor is Crawford Investment Counsel, Inc., 600 Galleria Parkway, Suite 1650, Atlanta, GA 30339. The investment decisions for the Fund are made by John H. Crawford, III and David B. Crawford, CFA. The Advisor is 100% employee-owned.

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to oversight by the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse certain Fund operating expenses ~~to maintain~~, so that the Fund’s net expenses, excluding any 12b-1 fees (Class C shares only), brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, indirect expenses (such as fees and expenses of acquired funds) and extraordinary expenses ~~for the fiscal year ending December 31, 2007.~~ , do not exceed 1.00% of the average daily net assets of the Fund. The contractual agreement is in place through April 30, 2009. Each waiver or reimbursement of an expense by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 1.00% expense limitation.

The following table sets forth the advisory fees paid by the Fund to the Advisor during the periods shown:

Fiscal Year Ended	Advisory Fees Earned	Total Fees Waived and/or Expenses Reimbursed ~~and/or Waived~~	Net Advisory Fees Paid
December 31, 2007	$410,662	($178,374)*	$232,288
December 31, 2006	$345,428	($171,713)	$173,715
December 31, 2005	$275,174	($150,562)	$124,612
~~December 31, 2004~~[1]	~~$95,698~~	~~($148,642)~~	~~$0~~

~~1~~Class I shares of the Fund were first offered to the public on January 5, 2004; Class C shares were first offered to the public on January 27, 2004.

*This amount is subject to reimbursement by the Fund through December 31, 2010

The Advisor retains the right to use the name “Crawford” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Crawford” automatically ceases 90 days after termination of the Agreement andmay be withdrawn by the Advisor on 90 days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, the Advisor believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

John H. Crawford, III and David B. Crawford, CFA are responsible for managing the Fund (each, a “Portfolio Manager”). In addition to acting as Portfolio Managers to the Fund, each Portfolio Manager also serves on the Advisor’s investment committee and, as such, is jointly responsible for making the investment decisions of the Advisor’s separate accounts. As a member of the Advisor’s investment committee, which consists of several other members, each Portfolio Manager was responsible for management of the following types of accounts as of December 31, ~~2006~~2007 in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	~~N/A~~ 0	N/A	N/A	N/A
Pooled Investment Vehicles	~~2~~ 1	$~~13~~ 14.1 Million	~~N/A~~ 0	N/A
Other Accounts	~~880~~ 905	$~~2.87~~ 2.82 billion	~~N/A~~ 0	N/A

Each Portfolio Manager is compensated for his services by the Advisor. For the fiscal year ended December 31, ~~2006,~~2007, each Portfolio Manager, as an owner of the Advisor, received a fixed salary and a percentage of the firm’s net profits based on his percentage ownership of the Advisor. This compensation was not based on the performance of the Fund or other private client accounts of the Advisor. As with all other employees of the Advisor, each Portfolio Manager also participated in the Advisor’s profit sharing and other benefit plans.

Conflicts may arise as a result of a Portfolio Manager’s dual role as portfolio manager to the Fund and to other clients of the Advisor, with respect to his allocation of time among such clients. However, because of the similarities in the investment strategies of the various accounts, many of his duties overlap. Moreover, as a result of combining responsibilities such as research and asset selection, each Portfolio Manger believes that he is able to provide both the Fund and the other clients with more thorough research and higher quality asset selection. However, from time to time, potential conflicts of interest may arise because a Portfolio Manager may be required to pursue different investment strategies on behalf of the Fund and other clients of the Advisor. For example, the Portfolio Manager may be required to consider an individual client's existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund's portfolio are similar, but not identical, to those employed in building the Advisor’s separate account client portfolios. The Advisor monitors each Portfolio Manager’s work load and, in the event of an overload, will take any necessary steps to allocate certain responsibilities to other employees of the Advisor.

To the extent the Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made by random client selection.

As of December 31, ~~2006,~~2007, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Fund Shares (Class I Shares)
John H. Crawford, III	Over $1 million
David B. Crawford	$500,001 - $1,000,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the ~~Trustees who are not interested persons of the Trust (each an “Independent Trustee” and collectively, the “Independent Trustees”)~~Independent Trustees.

Name, Address*, (~~Date of Birth~~Age ), Position with Trust~~,~~**~~and~~ ,Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (~~1947~~Age - 60) Independent Trustee, December 2002 to present; Chairman of Audit and Pricing Committees

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee ~~of~~ for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (~~1946~~Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment ~~advisor~~ adviser, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (~~1950~~Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of ~~Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of~~ AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (~~1952~~Age - 55)~~***~~ Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to ~~present~~ December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since ~~2001, Executive Vice President and Director from 1990 to 2000~~2001 ; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to ~~November~~ September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*The address for each trustee is ~~431~~2960 N. ~~Pennsylvania~~Meridian St., Suite 300, Indianapolis, IN ~~46204.~~46208.

~~** The Trust currently consists of 41 series.~~** As of the date of this SAI, the Trust consists of 32 series.

~~*** Effective January 1, 1997, Ronald C. Tritschler is an independent trustee. Prior to January 1, 2007 he was considered an interested person of the Trust due to his ownership interest in the former parent company of the Trust’s distributor.~~

The Trust’s ~~audit committee~~Audit Committee consists of the Independent Trustees. The ~~audit committee~~Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, ~~2006.~~2007.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the ~~Advisor~~Adviser ’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee ~~was recently established in 2006 and~~ held ~~two~~four meetings during the year ended December 31, ~~2006.~~2007.

The Adviser Contract Renewal Committee is responsible for conducting due diligence on the initial approval and ongoing renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31, 2007.

~~The following table provides information regarding the~~The following table provides information regarding each Trustee who is an “interested person” of the Trust, ~~as defined in the 1940 Act,~~ and each officer of the Trust.

Name, Address*, (~~Date of Birth~~Age ), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
~~Timothy J. Ashburn (1950)~~Nancy V. Kelly (Age - 52)*** Trustee~~***~~, ~~April~~November 2007 to present

~~Managing Director of Institutional Client Relationships,~~Executive Vice President of Huntington ~~Bancshares, Inc. since December 2006; Retired, July 2005 to December 2006; Chairman of Unified Financial Services, Inc. from 1989 to February 2004; Chief Executive Officer from 1989 to 1992 and 1994 to April 2002; Executive Officer from February 2004-July 2005; President of Unified Financial Services from November 1997 to April 2000.~~

National Bank, the Trust’s custodian, since December 2001.

Anthony J. Ghoston(~~1959~~ Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

~~Michael Landis (1971)~~William Murphy (Age - 45)**** Interim Treasurer and Chief Financial Officer,~~March 2007~~ February 2008 to present~~****~~

~~Fund Accounting and Fund Administrator~~Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October~~, 2006; Director of Fund Accounting and Fund~~2007; Supervisor, Separate Accounts Administration for ~~PFPC July 2006 -~~American United Life Insurance Company, from 2000 to October ~~2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation~~November1998- November 2004.2007.

Lynn E. Wood (~~1946~~Age - 61) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to ~~2000;~~ 2000, Chairman from ~~December 2004 to October 2005 and from~~ 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather ~~A.~~ Bonds (~~1975~~Age - 32) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January ~~2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007;~~ 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds ~~since~~ from August 2004to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each ~~of the officers~~trustee and officer is ~~431~~2960 N. ~~Pennsylvania~~Meridian St., Suite 300, Indianapolis, IN ~~46204.~~46208.

** ~~The~~As of the date of this SAI, the Trust ~~currently~~ consists of ~~41~~32 series.

*** ~~Mr~~Ms . ~~Ashburn~~Kelly is deemed an ~~“~~interested ~~person” of the Trust~~trustee because ~~he~~she is an officer of ~~Huntington Bancshares, the parent company of the Distributor.~~ an entity that is under common control with Unified Financial Securities, Inc., the Fund’s distributor.

**** Effective ~~as of March 12, 2007,~~February 20, 2008, the Board appointed Mr. ~~Landis~~Murphy as Interim ~~Treasurer and~~ Chief Financial Officer ~~of the Trust~~and Treasurer to fill the vacancy created by the resignation of the ~~previous~~prior Treasurer ~~and Chief Financial Officer~~.

Compensation .

~~The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2006.~~

~~Trustee~~	~~Dollar Range of Fund Shares~~	~~Aggregate Dollar Range of Shares of All Funds Within the Trust*~~
~~Gary E. Hippenstiel~~	~~None~~	~~None~~
~~Ronald Tritschler~~	~~None~~	~~None~~
~~Stephen Little~~	~~None~~	~~None~~
~~Daniel Condon~~	~~None~~	~~None~~
~~Timothy J. Ashburn~~	~~None~~	~~None~~

~~* The Trust currently consists of 41 series.~~         Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by ~~each series in~~ the ~~Trust~~Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as ~~new~~ series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$~~1,364~~ 1,500* *	$0	$0	$~~45,000~~ 48,000
Stephen A. Little, Chairman of the Board	$~~1,364~~ 1,500* *	$0	$0	$~~45,000~~ 48,000
Daniel J. Condon, Trustee	$~~1,061~~ 1,188* **	$0	$0	$~~35,000~~ 38,000
Ronald C. Tritschler, Trustee	$~~1,061~~ 1,188** **	$0	$0	$~~35,000~~ 38,000
Interested Trustees and Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
William Murphy, Interim Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$4,688*****	$0	$0	$150,000******
Heather Bonds, Secretary	$0	$0	$0	$0

* ~~During the fiscal year ended December 31, 2006, these Trustees received a total of $1,314 in fees from the Fund.~~

~~** During the fiscal year ended December 31, 2006, these Trustees received a total of $988 in fees from the Fund.~~

~~Non-Independent Trustees and Officers~~	~~Aggregate Compensation from the Fund~~	~~Pension or Retirement Benefits Accrued As Part of Fund Expenses~~	~~Estimated Annual Benefits Upon Retirement~~	~~Total Compensation from Trust*~~
~~Timothy Ashburn, Trustee~~	~~$0~~	~~$0~~	~~$0~~	~~$26,250~~
~~Anthony Ghoston, President and CEO~~	~~$0~~	~~$0~~	~~$0~~	~~$0~~
~~Michael Landis, Interim Treasurer and CFO~~	~~$0~~	~~$0~~	~~$0~~	~~$0~~
~~Lynn Wood, Chief Compliance Officer~~	~~$0**~~	~~$0~~	~~$0~~	~~$150,000***~~
~~Heather Bonds, Secretary~~	~~$0~~	~~$0~~	~~$0~~	~~$0~~

~~* The~~As of the date of this SAI, the Trust ~~currently~~ consists of ~~41~~32 series.

** During the fiscal year ended December 31, ~~2006,~~2007, these Trustees received a total of $1,187 each in fees from the Fund.

*** During the fiscal year ended December 31, 2007, the Trustee received a total of $932 in fees from the Fund.
**** During the fiscal year ended December 31, 2007, the Trustee received a total of $929 in fees from the Fund.
***** During the fiscal year ended December 31, 2007, the CCO received a total of $~~5,076~~5,402 from the Fund.

*** ***In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of ~~advisors~~advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. As of March 31, ~~2007,~~2008, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Class C Shares
Name and Address	% Ownership	Type of Ownership
Morgan Keegan & Company 50 North Front Street Memphis, TN 38103	~~48.47~~ 54.63%	Record
First Clearing, LLC 10700 Wheat First Drive Glen Allen, VA 23060	~~37.09~~ 33.47%	Record
Samuel L Thomas 193 Enwood Dr. Charlotte, NC 28214	~~14.67~~ 12.03%	Beneficial
~~Charles Franklin Cooper IRA~~Samuel L. Perry ~~508 Sgoda Rd.~~ 5210 Interbay Blvd. ~~Macon, GA 31217~~Tampa, FL 33611	~~6.04%~~ 5.40	Beneficial
~~Michael S. Pecsenye 5471 Grape Houston, TX 77096~~	~~5.09%~~	~~Beneficial~~

Class I Shares

Name and Address	% Ownership	Type of Ownership
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	~~35.84~~ 34.87%	Record
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	~~19.04~~ 20.19%	Record
John Crawford, III 2611 Peachtree Road, NE Atlanta, GA 30305	~~8.90~~ 11.86%	Beneficial
~~National Financial Services~~SEI Private Trust Co. ~~One World Financial Center~~ One Freedom Valley Dr. ~~New York, NY 10281~~Oaks, PA 19456	~~7.69~~ 7.27%	Record
Prudential Investment Mgt. 100 Mulberry St. Newart, NJ 072102	5.00%	Record

As of ~~April 30, 2007,~~March 31, 2008, the officers and Trustees as a group owned less than one percent of the Fund.

ANTI MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility, responsiveness of the broker or dealer, clearance procedures, wire service quotations, statistical and other research services provided by the broker or dealer to the Fund and the Advisor. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Any research benefits received by the Advisor are available for all clients of the Advisor. When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place orders with firms that provide market, statistical and other research information to the Fund or the Advisor, although the Advisor is not authorized to pay higher commissions to firms that provide such services, except as described below.

The Advisor may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by the Advisor in cash.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. These payments will be made in exchange for the Advisor’s employing the broker to execute client transactions. The Advisor also may enter into “soft dollar” arrangements with certain brokers whereby such brokers partially pay for the Advisor’s use of on-line data services for investment research. For example, the Advisor has oral and written soft dollar agreements with broker-dealers to provide research services used by the Advisor to determine which broker-dealers have been active in a particular issue or have posted indication of interest in purchasing or selling a security. The Advisor also receives numerous research reports and news services that allow the Advisor’s portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients’ portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. For the fiscal year ended December 31, ~~2006,~~2007, the Advisor directed the following amounts in brokerage transactions to brokers on the basis of research services provided by such brokers to the Fund:

Total Transactions	Total Commissions
$~~25,848,088~~ 1,403,103	$~~33,532~~ 12,936

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Advisor’s clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchases and sales will normally be made by random client selection.

The following table sets forth the brokerage commissions paid by the Fund on its portfolio brokerage transactions during the periods shown:

Fiscal Year End	Brokerage Commissions
December 31, 2007	$33,475
December 31, 2006	$40,687
December 31, 2005	$35,868
~~December 31, 2004~~	~~$39,380~~

The Trust, the Advisor and the Distributor have each adopted a Code of Ethics (the “~~Rule 17j-1~~ Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Fund or the Advisor, free of charge, by calling Shareholder Services at (800) 431-1716. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied no more frequently than quarterly and on a delayed basis.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Advisor’s policy provides that generally the Advisor will vote with management for routine corporate proposals unless such a vote is not in the shareholders’ best interests. Non-routine votes are reviewed on a case-by-case basis.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services at (800) 431-1716 to request a copy from the Trust’s Chief Compliance Officer, or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at ~~431~~2960 N. ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, IN ~~46204,~~46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined as of the close of trading ~~of~~on the New York Stock Exchange (“NYSE”) , which is normally 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the ~~New York Stock Exchange (“~~NYSE~~”)~~ is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used.When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Advisor in good faith according to ~~guidelines adopted by and subject to review of~~procedures established by the Board of Trustees ~~of the Trust~~. The Board of Trustees annually approves the pricing ~~service~~services used by the ~~Fund’s~~ fund accounting agent. The fund accounting agent maintains a pricing review committee, which consults with an ~~independent Trustee if good faith pricing~~Independent Trustee who is a member of the Pricing Committee as fair valuation issues arise. ~~Manually priced~~Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities are generally valued by ~~using market quotations, but may be valued on the basis of prices furnished by~~ a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, ~~in conformity with~~according to guidelines ~~adopted by and subject to review of~~established by the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (~~included~~including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of December 31, ~~2006~~2007 is as follows:

Class C: $~~378,846~~ 438,985= $~~12.19~~11.84 ~~31,086~~ 37,084	Class I: $~~38,364,802~~ 40,045,794=$~~12.19~~ 11.85 ~~3,146,217~~ 3,380,110

CONTINGENT DEFERRED SALES CHARGE – CLASS C SHARES

Class C shares of the Fund are subject to a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem the shares within 12 months of purchase, based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. The Fund’s distributor receives the entire amount of any CDSC you pay.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election by the Trust on behalf of the Fund under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as an regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the applicable Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of December 31, ~~2006,~~2007, the Fund had no capital loss carryforwards ~~of $169,655 which expire in 2013.~~ .

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is ~~custodian~~Custodian of the Fund’s investments. The ~~custodian~~Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. ~~The custodian~~A Trustee of the Trust is a member of the Custodian’s management. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. ~~Unified and the Distributor each operates as a wholly–owned subsidiary of Huntington Bancshares, Inc.~~

For its custodial services, the Custodian receives a monthly fee from the Advisor based on the market value of assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. Custodial fees are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

Unified Fund Services, Inc. ~~431 North Pennsylvania Street,~~(“Unified”), 2960 N. Meridian St., Suite 300, Indianapolis, ~~Indiana 46204,~~IN 46208, acts as the Fund’s transfer agent~~. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified operates as~~, fund accountant, and administrator. Unified is a wholly-owned subsidiary of Huntington Bancshares, ~~Inc.~~ the parent company of the ~~custodian~~Custodian andthe Distributor. Certain officers of the Trust also are officers of Unified. Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.25 per shareholder account (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $10 million or more) for these transfer agency services.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Fund equal to an annual rate of 0.050% of the Fund’s average daily net assets up to $50 million, 0.040% of the Fund’s average daily net assets from $50 million to $100 million, 0.030% of the Fund’s average daily net assets from $100 million to $150 million, and 0.020% of the Fund’s average daily net assets over $150 million (subject to various monthly minimum fees, the maximum being $2,292 per month for assets up to $50 million).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.100% of the Fund’s average daily net assets under $50 million, 0.070% of the Fund’s average daily net assets from $50 million to $100 million, ~~and~~ 0.050% of the Fund’s average daily net assets from $100 million to $150 million, and 0.030% of the Fund’s average daily net assets over $150 million (subject to a minimum fee of $3,125 per month). Unified also receives a compliance program services fee of $800 per month from the Fund.

The Fund paid the following fees to Unified for its services to the Fund during the periods shown:

Fiscal Year Ended	Fees Paid for Transfer Agency Services	Fees Paid for Fund Accounting Services	Fees Paid for Administrative Services
December 31, 2007	$31,330	$24,004	$50,006
December 31, 2006	$27,857	$25,768	$42,867
December 31, 2005	$28,702	$25,431	$37,238
~~December 31, 2004~~	~~$24,149~~	~~$22,505~~	~~$37,602~~

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. ~~(f.k.a. Cohen McCurdy, Ltd.)~~, 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending December 31, ~~2007.~~2008. Cohen Fund Audit Services, Ltd. will perform an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., ~~431 North Pennsylvania Street,~~2960 N. Meridian St., Suite 300, Indianapolis, ~~Indiana 46204~~IN 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. ~~The~~An officer of the Trust also is an officer of the Distributor, and a Trustee of the Trust is an officer of the Custodian, which, together with the Distributor and Unified, are ~~controlled by~~wholly-owned subsidiaries of Huntington Bancshares~~, Inc. Certain officers of the Trust are officers of the Distributor and as~~. As a result, such persons may be deemed to be affiliates of the Distributor.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN – CLASS C SHARES

The Fund has adopted a Class C Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on December 7, 2003 called for the purpose of, among other things, voting on such Plan, and was effective as of the date the Fund commenced operations with respect to the Class C shares on January 27, 2004.The Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

Under the Plan, the Fund pays a fee to the Fund’s distributor, the Advisor or other financial institutions of 1.00% of the Class C’s average daily net assets (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing the Class C shareholders) in connection with the promotion and distribution of Fund’s shares or the provision of personal services to shareholders. These services include, but are not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Because these fees are an ongoing expense, over time they reduce the net investment results of the Class C shares of the Fund and may cost you more than paying other types of sales charges. Depending on the amount of your investment and the length of time you hold your shares, your investment results will not equal the results of a different class of shares having a different sales charge and 12b-1 fee structure.

The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred.The Trustees expect that the Plan will significantly enhance the Fund’s ability to expand distribution of Class C shares of the Fund. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.Pursuant to the Distribution Plan, the Board of Trustees reviews a written report of the distribution expenses incurred on behalf of the Fund. For the fiscal year ended December 31, ~~2006,~~2007, Class C shares of the Fund paid distribution fees of $~~3765~~4,174 under the Plan, ~~relating to the following types of activities:~~ which were used to compensate dealers.

Activity	Amount	Allocation
~~Advertising/Marketing~~	~~-~~	~~-~~
~~Printing and mailing Prospectus to potential investors~~	~~-~~	~~-~~
~~Compensation to Distributor~~	~~-~~	~~-~~
~~Compensation to dealers~~	~~$3765~~	~~100%~~
~~Compensation to sales personnel~~	~~-~~	~~-~~
~~Interest, carrying, or other financing charges~~	~~-~~	~~-~~
~~Other (Payment to Advisor)~~	~~-~~	~~-~~

FINANCIAL STATEMENTS

The financial statements and the independent registered public accountants’ report required to be included in this SAI are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, ~~2006.~~2007. You can obtain the Annual Report, without charge, upon written request or by calling Shareholder Services at (800) 431-1716.

GJMB GROWTH FUND

PROSPECTUS

~~May 1, 2007~~

April 29, 2008

INVESTMENT OBJECTIVE:

Long term capital appreciation

301 East Colorado Boulevard

Suite 802

Pasadena, California 91101

(888) 912-4562

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PAGE
RISK/RETURN SUMMARY	~~1~~ 2
FEES AND EXPENSES OF INVESTING IN THE FUND	~~5~~ 6
HOW TO BUY SHARES	6
HOW TO REDEEM SHARES	~~8~~ 9
DETERMINATION OF NET ASSET VALUE	~~10~~ 11
DIVIDENDS, DISTRIBUTIONS AND TAXES	~~11~~ 12
MANAGEMENT OF THE FUND	14
FINANCIAL HIGHLIGHTS	15
PRIVACY POLICY	16
FOR MORE INFORMATION	~~17~~ BACK COVER

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the GJMB Growth Fund (the “Fund”) is long term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in common stocks of U.S. companies, which the Fund’s advisor believes offer superior prospects for growth. In this regard, the advisor seeks to invest in stocks with the following characteristics:

•	Market capitalization in excess of $5 billion.
•	Seasoned businesses with at least 5 years of audited financial information.
•	Industry leaders with strong brand recognition.
•	Experienced and proven management teams.

The Fund may also invest to a limited extent in comparable stocks of foreign companies by purchasing American Depositary Receipts (“ADRs”). An ADR is a U.S. dollar denominated certificate that evidences ownership of shares of a foreign company. ADRs are alternatives to the direct purchase of the underlying foreign stock.

The Fund is a non-diversified fund, which means that the Fund may take larger positions in a smaller number of companies than a diversified fund. Certain industry sectors may be overweighted compared to others because the advisor seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

The Fund intends to remain substantially invested in large cap equity securities. Equity securities in which the Fund may invest include common stock and common stock equivalents (such as rights, warrants, and convertible securities), ADRs and securities of other investment companies that invest primarily in equity securities, including other mutual funds and exchange-traded funds(“ETFs”) . If, however, the advisor believes that adequate investment opportunities that meet the Fund's investment criteria are not currently available, the Fund may invest up to 50% of its total assets in money market funds, investment grade short-term money market instruments including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. The Fund will incur duplicate management and other fees from investments in other mutual funds, primarily money market funds. The Fund may not achieve its investment objective when holding a substantial cash position.

The Fund’s sell discipline evolves around three basic strategies. A stock may be sold if: (a) the advisor feels that expected earnings are already reflected in the share price; (b) the advisor feels that the stock’s fundamentals no longer meet the advisor’s criteria; or (c) the advisor desires to increase the overall cash level of the Fund.

Principal Risks of Investing in the Fund

•

Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund’s advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio.
•

Volatility risk. Common stocks tend to be more volatile than other investment alternatives. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

•

Non-diversification Risk. As a non-diversified fund, the Fund’s portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund.

•

Sector Risk. If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, the Fund may have a greater concentration in technology or healthcare companies and weakness in these sectors could result in significant losses to the Fund. Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence. Healthcare companies may be affected by significant government regulation, product liability and other litigation, and the obsolescence of products.

•

Foreign Risk. To the extent the Fund invests in ADRs, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

•

Other Investment Company Risk. When the Fund invests in other investment companies, such as other mutual funds or ETFs, it indirectly bears its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivatives by the funds). ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iii) trading of an ETFs shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The Fund has no control over the risks taken by the underlying funds in which it invests.

•

Turnover Risk. From time to time, the Fund may experience a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may also result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

•	An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

General

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds that do not invest in growth stocks or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund will indirectly pay additional management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Is the Fund right for You?

The Fund may be suitable for:

•	Long term investors seeking a fund with a growth investment strategy.
•	Investors willing to accept price fluctuations in their investment.
•	Investors who can tolerate the greater risks associated with common stock investments.

How the Fund has Performed

The bar chart and performance table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s returns from year to year and the table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund because it demonstrates how its returns (before and after taxes) have varied over time.

The Fund’s return for the most recent quarter ended March 31, ~~2007~~ 2008 was -~~1.80~~ 7.77%. During the period shown, the highest return for a quarter was 16.29% (4th quarter, 1999); and the lowest return was –11.89% (3rd quarter, 2001).

____________

* On January 3, 2003, the Fund acquired the assets and liabilities of the GJMB Growth Fund, a series of Ameriprime Funds (the “Predecessor Fund”), in a tax-free reorganization. The Fund is a continuation of the Predecessor Fund and, therefore, the bar chart and the table below ~~show changes in~~include the performance of the ~~Fund, or the~~ Predecessor Fund~~(as the case may be ) from year to year.~~

Average Annual Total Returns for the periods ended 12/31/~~06~~ 07:

The Fund	Past 1 Year	Past 5 Years	Since Inception (December 31, 1998)
Return Before Taxes	~~13.05~~ 4.17%	~~3.64~~ 7.87%	~~2.41~~ 2.60%
Return After Taxes on Distributions’	~~12.48~~ 3.75%	~~3.36~~ 7.49%	~~2.09~~ 2.28%
Return After Taxes on Distributions and Sale of Fund Shares¹	~~8.49%~~ 2.71%	~~2.96%~~ 6.59%	~~1.91%~~ 2.07%
S&P 500 Index[2] (reflects no deductions for fees, expenses, or taxes)	~~15.78%~~ 5.49%	~~6.17%~~ 12.81%	~~3.41%~~ 3.64%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The S&P 500 Index is a widely-recognized, unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a representative sample of 500 leading companies in leading industries of the U.S. economy and, as such, is representative of a broader market and range of securities than is found in the Fund’s portfolio.

FEES AND EXPENSES OF INVESTING IN THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1]	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.20%
Distribution (12b-1) Fees	NONE
Other Expenses[2]	0.03%
Fees and Expenses of Acquired Funds[3]	~~0.11~~ 0.07%
Total Annual Fund Operating Expenses	~~1.34~~ 1.30%

1 A wire transfer fee of $15.00 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2 Other expenses represent the Fund’s allocated portion of the fees and expenses of the independent trustees.

3 Fees and Expenses of Acquired Funds represent the pro rata ~~expense~~ expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. ~~Without the Fees and Expenses of Acquired Funds, the Total Annual Fund Operating Expenses would be 1.23%.~~

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 Years	10 Years
~~$136~~	~~$425~~	~~$734~~	~~$1,613~~
$137	$426	$746	$1,696

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Fund is $2,000. The advisor may, in its sole discretion, waive this minimum for accounts participating in an automatic investment program, and in certain other circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums may apply to the omnibus account, not to your individual investment, however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

• a completed and signed investment application form (which accompanies this Prospectus); and
• a check (subject to the minimum amount) made payable to the Fund;

Mail the application and check to:

U.S. Mail:

GJMB Growth Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:

GJMB Growth Fund

c/o Unified Fund Services, Inc.

~~431~~ 2960 North ~~Pennsylvania~~ Meridian Street, Suite 300

Indianapolis, Indiana ~~46204~~ 46208

By Wire - You may also purchase shares of t he Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (888) 912-4562 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

-your name	-your account number(s)
-the name ~~of~~ on your account(s)	-a check made payable to GJMB Growth Fund

Checks should be sent to the GJMB Growth Fund at the address listed above under the heading “How to Buy Shares – By Mail” in this Prospectus. To wire money, you must call Shareholder Services at (888) 912-4562 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

~~Since the Fund is oriented to longer term investments,~~Shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (“IRAs”); simplified employee pensions (“SEPs”); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders(other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks~~and~~ , bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). ~~Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.~~

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15.00 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Wire transfer charges will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:

GJMB Growth Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:

GJMB Growth Fund

c/o Unified Fund Services, Inc.

~~431~~ 2960 North ~~Pennsylvania~~ Meridian Street, Suite 300

Indianapolis, Indiana ~~46204~~ 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a ~~New Technology Signature Guarantee Stamp~~signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All redemptionsrequiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain yourchecking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (888) 912-4562 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (888) 912-4562. The Fund, its transfer agent and custodian are not liable for following redemption ~~or exchange~~ instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions~~or exchanges~~. If you are unable to reach the Fund by telephone, you may request a redemption~~or exchange~~ by mail.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (888) 912-4562. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption checks sent by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s net asset value. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but withoutm having to obtain shareholders’ approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of ~~the~~ Fund~~’s~~ shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders.

While the Fund attempts to deter market timing, there is no assurance that ~~it~~ the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a ~~financial intermediary~~Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers~~of Fund shares~~ and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Fund is required to have an agreement with many of its ~~intermediaries~~ Financial Intermediaries obligating the ~~intermediaries~~ Intermediaries to provide, upon the Fund’s request, information regarding the ~~intermediaries~~ Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even ~~if~~ with such an agreement ~~is~~ in place. Certain ~~intermediaries~~ Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value (“NAV”) per share. The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the ~~Stock Exchange~~NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase or sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

~~The~~ Securities held by the Fund~~’s assets are~~ generally are valued at ~~their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund’s advisor at a fair value, as it determines in good faith according to~~market value. Short-term securities with maturities of 60 days or less are valued based on amortized cost. If a market quotation is not readily available or is deemed unreliable, the security will be valued at a fair value determined in good faith by the advisor in accordance with policies and procedures ~~approved~~ adopted by the Board of Trustees.         Fair valuation also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable, based on factors such as : evidence of a thin market in the security based on a small number of quotations~~,~~ ; a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value~~,~~ ; or the advisor is aware of ~~any~~ other data that calls into question the reliability of market quotations. ~~Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and~~When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. Arbitrage opportunities may exist when trading in a portfolio security is halted and does not resume before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of ~~its portfolio securities.~~a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains . These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions, if any, will consist primarily of net realized capital gains.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below (including in the table~~below~~ ). Dividends normally will be distributed by the Fund on an annual basis.

The Fund will normally distribute net realized capital gains to its shareholders~~normally~~ once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the ~~following~~ tax liabilities described in the chart below for taxable accounts~~:~~ .

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*For gains realized between May 6, 2003 and December 31, 2010.

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investments in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gains distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

The Fund’s investment advisor is Gamble~~,~~ Jones~~, Morphy & Bent~~Investment Counsel, 301 East Colorado Boulevard, Suite 802, Pasadena, California 91101. The advisor is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio and managing the Fund’s business affairs. The firm became a registered investment advisor in 1956 and was reorganized as a California corporation in 1990. As of March 31, ~~2007,~~ 2008, the firm managed approximately $~~1.13~~ 1.1 billion for individuals, trusts and pension plans. For the fiscal year ended December 31, ~~2006,~~ 2007, the Fund paid the advisor a management fee equal to 1.20% of its average daily net assets.

A discussion regarding the factors considered by the Board of Trustees in approving the Fund’s management agreement is included in the Fund’s semi-annual report for the period ended June 30, ~~2006.~~ 2007.

About the Portfolio Managers. The Fund’s investment decisions generally are made jointly by Tom Jones and Colby Hackerman, although each of them has full decision making authority and can act independently without the other.

Mr. Tom Jones. Mr. Jones has been with the advisor since 1974, and is one of the founding members. Mr. Jones became a principal and President of the advisor in 1980 and successfully ran the firm for over two decades. During his tenure, Mr. Jones was instrumental in attracting some of the industry’s brightest and most talented professionals to the advisor. Mr. Jones has been, and continues to be, influential in developing new business and sharing the story of the advisor. Mr. Jones currently serves as Chairman and, in such position, he continues to provide excellent leadership within the firm and dedicates his time to his client relationships and managing portfolios.

Mr. Colby Hackerman. Mr. Hackerman~~’s~~ serves as the Director of Research of the advisor. Mr. Hackerman has been with the advisor since 1998, and has been a principal of the advisor since 2001.

The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio managers: (i) compensation structure, (ii) a description of other accounts managed, and (iii) ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund (including its predecessor) since its inception. Certain information reflects financial results for a single share of the Fund or its predecessor. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Financial information for the fiscal years ended December 31, 2004 through ~~2006~~ 2007 has been audited by Cohen Fund Audit Services, Ltd.~~(f.k.a. Cohen McCurdy, Ltd.)~~, whose report, along with the Fund’s financial statements, is included in the Annual Report. The Annual Report is available from the Fund upon request without charge. The information for the prior ~~years~~ year was audited by another independent accounting firm.

~~For a share outstanding during the period~~
	~~Year ended December 31, 2006~~	~~Year ended December 31, 2005~~	~~Year ended December 31, 2004~~	~~Year ended December 31, 2003~~	~~Year ended December 31, 2002~~
~~Selected Per Share Data~~
~~Net asset value, beginning of period~~	~~$9.98~~	~~$ 9.89~~	~~$ 9.73~~	~~$ 8.24~~	~~$ 9.66~~
~~Income from investment operations~~
~~Net investment income~~	~~0.16~~	~~0.13~~	~~0.08~~	~~0.01~~	~~0.02~~
~~Net realized and unrealized gain (loss)~~	~~1.14~~	~~0.09~~	~~0.16~~	~~1.51~~	~~(1.44)~~
~~Total from investment operations~~	~~1.30~~	~~0.22~~	~~0.24~~	~~1.52~~	~~(1.42)~~
~~Less Distributions to Shareholders:~~
~~From net investment income~~	~~(0.16)~~	~~(0.13)~~	~~(0.08)~~	~~(0.03)~~	~~-~~
~~From net realized gain~~		~~-~~	~~-~~	~~-~~	~~-~~
~~Total distributions~~	~~(0.16)~~	~~(0.13)~~	~~(0.08)~~	~~(0.03)~~	~~-~~

~~Net asset value, end of period~~	~~$11.12~~	~~$ 9.98~~	~~$ 9.89~~	~~$ 9.73~~	~~$ 8.24~~

~~Total Return~~ (a)	~~13.05%~~	~~2.20%~~	~~2.42%~~	~~18.47%~~	~~-14.70%~~

~~Ratios and Supplemental Data~~
~~Net assets, end of period (000)~~	~~12,707~~	~~$ 12,646~~	~~$ 13,416~~	~~$ 13,936~~	~~$ 11,049~~
~~Ratio of expenses to average net assets~~	~~1.23%~~	~~1.24%~~	~~1.20%~~	~~1.20%~~	~~1.20%~~
~~Ratio of expenses to average net assets before waiver & reimbursement~~	~~1.23%~~	~~1.24%~~	~~1.21%~~	~~1.21%~~	~~1.22%~~
~~Ratio of net investment income to average net assets~~	~~1.48%~~	~~1.22%~~	~~0.75%~~	~~0.16%~~	~~0.24%~~
~~Ratio of net investment income to average net assets before waiver & reimbursement~~	~~1.48%~~	~~1.22%~~	~~0.74%~~	~~0.14%~~	~~0.22%~~
~~Portfolio turnover rate~~	~~36.03%~~	~~162.82%~~	~~95.40%~~	~~81.15%~~	~~115.69%~~

~~(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.~~

GJMB Growth Fund
Financial Highlights
(For a share outstanding during the period)

	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004	Year ended December 31, 2003
Selected Per Share Data

Net asset value, beginning of period	$11.12	$ 9.98	$ 9.89	$ 9.73	$ 8.24

Income from investment operations
Net investment income	0.14	0.16	0.13	0.08	0.01
Net realized and unrealized gain (loss)	0.33	1.14	0.09	0.16	1.51
Total from investment operations	0.47	1.30	0.22	0.24	1.52

Less Distributions to Shareholders:
From net investment income	(0.14)	(0.16)	(0.13)	(0.08)	(0.03)
Total distributions	(0.14)	(0.16)	(0.13)	(0.08)	(0.03)

Net asset value, end of period	$ 11.45	$ 11.12	$ 9.98	$ 9.89	$ 9.73

Total Return (a)	4.17%	13.05%	2.20%	2.42%	18.47%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 12,313	$ 12,707	$ 12,646	$ 13,416	$ 13,936
Ratio of expenses to average net assets	1.23%	1.23%	1.24%	1.20%	1.20%
Ratio of expenses to average net assets
before waiver & reimbursement	1.23%	1.23%	1.24%	1.21%	1.21%
Ratio of net investment income to
average net assets	1.12%	1.48%	1.22%	0.75%	0.16%
Ratio of net investment income to
average net assets before waiver & reimbursement	1.12%	1.48%	1.22%	0.74%	0.14%
Portfolio turnover rate	13.40%	36.03%	162.82%	95.40%	81.15%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, dollar amount of investment and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountants and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi -Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this ~~prospectus~~ Prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and the Fund’s Annual and Semi-Annual Reports, by contacting Shareholder Services at (888) 912-4562. You may also request other information about the Fund and make shareholder inquiries. The Fund currently does not have a website and, as such, the Fund’s SAI and Annual and Semi-Annual reports are not made available on a website.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-~~942~~ 551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-21237

GJMB GROWTH FUND

STATEMENT OF ADDITIONAL INFORMATION

~~MAY 1, 2007~~

April 29, 2008

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus (the “Prospectus”) of the GJMB Growth Fund (the “Fund”) dated ~~May 1, 2007.~~April 29, 2008. This SAI incorporates by reference the Fund’s annual report to shareholders for the fiscal year ended December 31, ~~2006.~~ 2007. A free copy of the Prospectus or the annual report can be obtained by writing the Fund’s transfer agent at Unified Fund Services, Inc., ~~431~~ 2960 North ~~Pennsylvania~~ Meridian Street, Suite 300, Indianapolis, Indiana ~~46204,~~ 46208, or by calling Shareholder Services at (888) 912-4562.

Page
DESCRIPTION OF THE TRUST AND THE FUND	~~3~~ 2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	~~4~~ 3
PORTFOLIO TURNOVER	~~6~~ 5
INVESTMENT LIMITATIONS	~~6~~ 5
INVESTMENT ADVISOR	~~8~~ 7
TRUSTEES AND OFFICERS	~~10~~ 9
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	~~14~~ 12
ANTI MONEY LAUNDERING COMPLIANCE PROGRAM	~~15~~ 13
PORTFOLIO TRANSACTIONS AND BROKERAGE	~~15~~ 13
DISCLOSURE OF PORTFOLIO HOLDINGS	~~17~~ 15
PROXY VOTING POLICY	~~18~~ 16
DETERMINATION OF NET ASSET VALUE	~~18~~ 16
REDEMPTION IN-KIND	~~20~~ 17
STATUS AND TAXATION OF THE FUND	~~20~~ 18
CUSTODIAN	~~22~~ 20
FUND SERVICES	~~22~~ 20
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	~~23~~ 21
DISTRIBUTOR	~~23~~ 21
FINANCIAL STATEMENTS	~~23~~ 22

DESCRIPTION OF THE TRUST AND THE FUND

GJMB Growth Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on December 18, 2002. On January 3, 2003, The Fund acquired all the assets and liabilities of the GJMB Growth Fund, a series of AmeriPrime Funds (the “Predecessor Fund”), in a tax-free reorganization. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund’s investment advisor is Gamble~~,~~ Jones ~~Morphy & Bent~~Investment Counsel (the “Advisor”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and its transfer agent for the account of the shareholders. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. In such event, the Board may close the Fund upon notice to shareholders but without having to obtain shareholders’ approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Prospectus and this SAI. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information about the investments the Fund may make and some of the techniques it may use.

A.    Equity Securities. The Fund may invest in equity securities, which include common stock, preferred stock, and common stock equivalents (such as convertible preferred stock and convertible debentures, rights, and warrants), American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and investment companies which invest primarily in the above. Common stock, the most familiar type, represents an equity (ownership) interest in a corporation. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Fund will not invest more than 5% of its net assets at the time of purchase in rights, warrants or convertible stock (including convertible preferred stock). Equity securities also include common stocks and common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate. The Fund will only invest in those convertible preferred stocks rated A or better by Standard & Poor’s Ratings Group (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Advisor.

The Fund may invest in foreign companies by purchasing ADRs, EDRs, GDRs and index products like World Equity Benchmark Shares (“WEBS”). ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying foreign stock. WEBS represent a broad portfolio of publicly traded stocks in a selected country. Each WEBS Index Series seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International (MSCI) index. The Fund will not invest in foreign companies located in undeveloped or emerging markets.

To the extent the Fund invests in ADRs, EDRs, GDRs or foreign index products, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

Equity securities also include SPDRs (S&P Depositary Receipts, known as “Spiders”), DIAMONDS, QQQQs and a number of other exchange -traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. The Fund may also invest in a variety of other exchange -traded funds, including, but not limited to, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and ~~VIPERs~~ Vanguard ETFs. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Fund may invest in new exchange -traded shares as they become available.

B.    American Depositary Receipts. The Fund may invest up to 15% of its assets in ADRs. An ADR is a certificate evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

                 PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2006 was 36.03%, and the portfolio turnover rate for the fiscal year ended December 31, ~~2005~~ 2007 was ~~162.82%. The Fund experienced a substantial decrease in portfolio turnover because the Fund maintained a more consistent level of allocation to equity securities throughout the year than it did during 2005.~~13.40%.

                 INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.           Borrowing Money. The Fund will not borrow money, except from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.           Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.           Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.           Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.           Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.           Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.           Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.                  Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.               Borrowing. The Fund will not engage in borrowing (including reverse repurchase agreements).

3.              Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.	Short Sales. The Fund will not effect short sales of securities.

5.              Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and this SAI.

6.               Illiquid Securities. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

                 INVESTMENT ADVISOR

The Fund’s Advisor is Gamble~~,~~ Jones~~, Morphy & Bent~~Investment Counsel. The Advisor is a corporation organized in the state of California in 1990, and is the business successor to a firm registered as an investment advisor since 1956. Thomas S. Jones, Chairman of the Advisor, owns a controlling share of the Advisor. As of March 31, ~~2006,~~ 2008, the Advisor had $~~1.05~~ 1.1 billion in assets under management.

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to oversight by the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person Trustees, indirect expenses (such as fees and expenses of acquired funds), extraordinary expenses and Rule 12b-1 expenses, if any. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.20% of the average daily net assets of the Fund.

The following table describes the advisory fees paid to the Advisor by the Fund for the last three fiscal years:

Fiscal Year Ended	Advisory Fees ~~Accrued~~ Paid	~~Total Fees Reimbursed and/or Waived~~	~~Net Advisory Fees Paid~~
~~December 31, 2004~~	~~$163,712~~	~~$1,024~~ [1]	~~$162,688~~
December 31, 2005	$155,269	~~$0~~	~~$155,269~~
December 31, 2006	$149,207	~~$0~~	~~$149,207~~
December 31, 2007	$154,523
~~1~~The contractual fee waiver expired as of 12/31/04.

The Advisor retains the right to use the name “GJMB” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “GJMB” automatically ceases 90 days after termination of the Agreement andmay be withdrawn by the Advisor on 90 days’ written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio ~~Manager~~ Managers

Tom Jones and Colby Hackerman serve as the portfolio managers for the Fund and, as such, are responsible for making all investment decisions of the Fund (each, a “Portfolio Manager”). The Fund is the only account with respect to which Mr. Hackerman has management responsibility. However, Mr. Tom Jones also manages other accounts in addition to the Fund. As of December 31, ~~2006,~~ 2007, Mr. Tom Jones also managed the following accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Pooled Investment Vehicles	0	N/A	N/A	N/A
Retail Accounts	~~112~~ 137	$~~270~~ 383 Million	0	~~0~~ N/A

Each Portfolio Manager is compensated for his services by the Advisor. During the fiscal year ended December 31, ~~2006,~~ 2007, each Portfolio Manager received a base salary, quarterly bonuses relative to his assistance with the new business development process for separate accounts, and a share ofthe Advisor’s overall profits based on his percentage ownership of the Advisor. In addition, each also received a fixed bonus based on the Advisor’s profitability relative to the services provided by such Portfolio Manager to various clients, including the Fund.

As shown above, Mr. Jones provides investment advisory services to clients other than the Fund. ~~The investment objectives and policies of these accounts may differ from that of the Fund. Based on these differing circumstances~~Conflicts of interest may arise as a result of Mr. Jones’ dual role as portfolio manager to the Fund and to other clients of the Advisor, with respect to his allocation of time among such clients. However, because of the similarities in the investment strategies of the various accounts, many of his duties overlap. Moreover, as a result of combining responsibilities such as research and asset selection, he believes that he is able to provide both the Fund and the other clients with more thorough research and higher quality asset selection. However, from time to time, potential conflicts of interest may arise because Mr. Jones may be required to pursue different investment strategies on behalf of the Fund and the other accounts that he manages. As a result, there may be instances in which Mr. Jones may recommend purchases or sales of certain portfolio holdings for one or more of the Advisor’s private accounts and not for the Fund, or vice versa.

As of ~~April 27,~~December 31, 2007, the Portfolio Managers beneficially owned shares of the Fund in the following range:

Portfolio Manager	Dollar Range of Fund Shares
Tom Jones	$1 to $10,000
Colby ~~Hackeman~~ Hackerman	$10,001 to $50,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the ~~Trustees who are not interested persons of the Trust (each an “Independent Trustee” and collectively, the “Independent Trustees”)~~Independent Trustees.

Name, Address*, (~~Date of Birth~~Age ), Position with Trust~~,~~ **~~and~~ ,Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (~~1947~~ Age - 60) Independent Trustee, December 2002 to present; Chairman of Audit and Pricing Committees

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee ~~of~~ for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (~~1946~~ Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment ~~advisor~~ adviser, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (~~1950~~ Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of ~~Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of~~ AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (~~1952~~ Age - 55) ~~***~~ Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to ~~present~~ December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since ~~2001, Executive Vice President and Director from 1990 to 2000~~2001 ; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to ~~November~~ September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is ~~431~~ 2960 N. ~~Pennsylvania~~ Meridian St., Suite 300, Indianapolis, IN ~~46204.~~ 46208.

~~** The Trust currently consists of 41 series.~~** As of the date of this SAI, the Trust consists of 32 series.

~~*** Effective January 1, 1997, Ronald C. Tritschler is an independent trustee. Prior to January 1, 2007 he was considered an interested person of the Trust due to his ownership interest in the former parent company of the Trust’s distributor.~~

The Trust’s ~~audit committee~~Audit Committee consists of the Independent Trustees. The ~~audit committee~~Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, ~~2006.~~ 2007.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the ~~Advisor~~ Adviser’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee ~~was recently established in 2006 and~~ held ~~two~~ four meetings during the year ended December 31, ~~2006.~~ 2007.

The Adviser Contract Renewal Committee is responsible for conducting due diligence on the initial approval and ongoing renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31, 2007.

~~The following table provides information regarding the~~

The following table provides information regarding each Trustee who is an “interested person” of the Trust, ~~as defined in the 1940 Act, and each officer of the Trust.~~and each officer of the Trust.

Name, Address*, (~~Date of Birth~~Age ), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
~~Timothy J. Ashburn (1950)~~Nancy V. Kelly (Age - 52)*** Trustee~~***~~ , ~~April~~ November 2007 to present

~~Managing Director of Institutional Client Relationships,~~ Executive Vice President of Huntington ~~Bancshares, Inc. since December 2006; Retired, July 2005 to December 2006; Chairman of Unified Financial Services, Inc. from 1989 to February 2004; Chief Executive Officer from 1989 to 1992 and 1994 to April 2002; Executive Officer from February 2004-July 2005; President of Unified Financial Services from November 1997 to April 2000.~~

National Bank, the Trust’s custodian, since December 2001.

Anthony J. Ghoston( ~~1959~~Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to ~~September~~ November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

~~Michael Landis (1971)~~William Murphy (Age - 45)**** Interim Treasurer and Chief Financial Officer,~~March 2007~~ February 2008 to present~~****~~

~~Fund Accounting and Fund Administrator~~Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October~~, 2006; Director of Fund Accounting and Fund~~2007; Supervisor, Separate Accounts Administration for ~~PFPC July 2006 -~~American United Life Insurance Company, from 2000 to October ~~2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation~~November1998- November 2004.2007.

Lynn E. Wood (~~1946~~ Age - 61) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to ~~2000;~~ 2000, Chairman from ~~December 2004 to October 2005 and from~~ 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather ~~A.~~ Bonds (~~1975~~ Age - 32) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January ~~2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007;~~ 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds ~~since~~ from August 2004to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each ~~of the officers~~trustee and officer is ~~431~~ 2960 N. ~~Pennsylvania~~ Meridian St.,Suite 300, Indianapolis, IN ~~46204.~~ 46208.

** ~~The~~ As of the date of this SAI, the Trust~~currently~~ consists of ~~41~~ 32 series.

***~~Mr~~ Ms. ~~Ashburn~~ Kelly is deemed an ~~“~~interested ~~person” of the Trust~~trustee because ~~he~~ she is an officer of ~~Huntington Bancshares, the parent company of the Distributor.~~ an entity that is under common control with Unified Financial Securities, Inc., the Fund’s distributor.

**** Effective ~~as of March 12, 2007,~~February 20, 2008, the Board appointed Mr. ~~Landis~~ Murphy as Interim ~~Treasurer and~~ Chief Financial Officer ~~of the Trust~~and Treasurer to fill the vacancy created by the resignation of the ~~previous~~ prior Treasurer~~and Chief Financial Officer~~.

Compensation .

~~The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2006.~~

~~Trustee~~	~~Dollar Range of Fund Shares~~	~~Aggregate Dollar Range of Shares of All Funds Within the Trust*~~
~~Gary E. Hippenstiel~~	~~None~~	~~None~~
~~Ronald Tritschler~~	~~None~~	~~None~~
~~Stephen Little~~	~~None~~	~~None~~
~~Daniel Condon~~	~~None~~	~~None~~
~~Timothy J. Ashburn~~	~~None~~	~~None~~

~~* The Trust currently consists of 41 series.~~Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by ~~each series in~~ the ~~Trust~~ Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by ~~each series~~the Fund will increase or decrease as ~~new~~ series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$~~1,364~~ 1,500* *	$0	$0	$~~45,000~~ 48,000
Stephen A. Little, Chairman of the Board	$~~1,364~~ 1,500* *	$0	$0	$~~45,000~~ 48,000
Daniel J. Condon, Trustee	$~~1,061~~ 1,188* **	$0	$0	$~~35,000~~ 38,000
Ronald C. Tritschler, Trustee	$~~1,061~~ 1,188** **	$0	$0	$~~35,000~~ 38,000
Interested Trustees and Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
William Murphy, Interim Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$4,688*****	$0	$0	$150,000******
Heather Bonds, Secretary	$0	$0	$0	$0

*~~During the fiscal year ended December 31, 2006, these Trustees received a total of $1,314 in fees from the Fund.~~

~~** During the fiscal year ended December 31, 2006, these Trustees received a total of $988 in fees from the Fund.~~

~~Non-Independent Trustees and Officers~~	~~Aggregate Compensation from the Fund~~	~~Pension or Retirement Benefits Accrued As Part of Fund Expenses~~	~~Estimated Annual Benefits Upon Retirement~~	~~Total Compensation from Trust*~~
~~Timothy Ashburn, Trustee~~	~~$0~~	~~$0~~	~~$0~~	~~$26,250~~
~~Anthony Ghoston, President and CEO~~	~~$0~~	~~$0~~	~~$0~~	~~$0~~
~~Michael Landis, Interim CFO and Treasurer~~	~~$0~~	~~$0~~	~~$0~~	~~$0~~
~~Lynn Wood, Chief Compliance Officer~~	~~$0**~~	~~$0~~	~~$0~~	~~$150,000***~~
~~Heather Bonds, Secretary~~	~~$0~~	~~$0~~	~~$0~~	~~$0~~

~~* The~~As of the date of this SAI, the Trust ~~currently~~ consists of ~~41~~ 32 series.

** During the fiscal year ended December 31, ~~2006,~~ 2007, these Trustees received a total of $1,162 each in fees from the Fund.

*** During the fiscal year ended December 31, 2007, the Trustee received a total of $907 in fees from the Fund.
**** During the fiscal year ended December 31, 2007, the Trustee received a total of $904 in fees from the Fund.
***** During the fiscal year ended December 31, 2007, the CCO received a total of $~~4,783~~ 4,807 from the ~~Fund~~ Advisor.

*** ***In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of ~~advisors~~ advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. As of March 31, ~~2007,~~ 2008, the following persons were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	~~61.83~~ 57.98%	Record
National Financial Services, Co. 200 Liberty Street New York, NY 10281	~~36.69~~ 40.32%	Record

                 ANTI MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. For the fiscal year ended December 31, ~~2006~~ 2007 the Advisor directed brokerage transactions worth $~~8,881,934~~ 1,787,572 to brokers that provided research services to the Fund, and paid commissions of $~~10,456~~ 1,700 on such transactions.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Advisor’s clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.

For the fiscal years ended December 31, ~~2004~~ 2005 through ~~2006,~~ 2007, the Fund paid the following in brokerage commissions:

Fiscal Year End	Brokerage Commissions
December 31, 2007	$2,569
December 31, 2006	$10,456
December 31, 2005	$43,982
~~December 31, 2004~~	~~$28,520~~

The Trust, the Advisor and the Distributor have each adopted a Code of Ethics (the “~~Rule 17j-1 Code~~Codes ”) pursuant to Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Fund, free of charge, by calling Shareholder Services at (888) 912-4562. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

                 DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 60 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within ~~60~~ 70 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

                 PROXY VOTING POLICY

The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interest. As a brief summary, the Trust’s policy delegates proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Advisor’s policy provides that generally the Advisor will vote with management for routine corporate proposals unless such a vote is not in the shareholders’ best interests. Non-routine votes are reviewed on a case-by-case basis.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services at (888) 912-4562 to request a copy from the Trust’s Chief Compliance Officer, or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at ~~431~~ 2960 N. ~~Pennsylvania~~ Meridian Street, Suite 300, Indianapolis, IN ~~46204,~~ 46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

                 DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined ~~at~~ as of the close of trading (normally 4:00 p.m., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations~~,~~ furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange -traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair ~~price~~ value as determined by the Advisor in good faith, ~~in accordance with~~according to guidelines ~~adopted by and subject to review of~~established by the Board of Trustees. The Board of Trustees annually approves the pricing ~~service~~ services used by the ~~Fund’s~~ fund accounting agent. The fund accounting agent maintains a pricing review committee, which consults with an ~~independent trustee if good faith pricing~~Independent Trustee who is a member of the Pricing Committee as fair valuation issues arise. ~~Manually priced~~Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities generally are valued by ~~using market quotations, but may be valued on the basis of prices furnished by~~ a pricing service when the Advisor believes such prices ~~accurately~~ are accurate and reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, ~~in conformity with~~according to guidelines ~~adopted by and subject to review of~~established by the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (~~included~~ including accrued expenses) by the total number of shares in the Fund outstanding at such time. An example of how the Fund calculated its net asset value per share as of December 31, ~~2006~~ 2007 is as follows:

Net Assets	=	Net Asset Value Per Share

Shares Outstanding

~~$~~12,707,109	~~=~~	~~$11.12~~
~~1,142,698~~
$12,313,043	=	$11.45
1,075,018

                 REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 by the Trust on the Fund’s behalf, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

                 STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income  (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, ~~2006,~~ 2007, the Fund had unused capital loss carryforwards in the following amounts:

Total Capital Loss Carryforward	Amount Expiring in 2010	Amount Expiring in 2011
$~~1,520,166~~ 1,218,833	$~~1,294,272~~ 992,939	$225,894

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

                 CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is ~~custodian~~ Custodian of the Fund’s investments. The ~~custodian~~ Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. ~~The custodian~~A Trustee of the Trust is a member of the Custodian’s management. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. ~~Unified and the Distributor each operates as a wholly–owned subsidiary of Huntington Bancshares, Inc.~~

For its custodial services, the Custodian receives a monthly fee from the Advisor based on the market value of assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. Custodial fees are subject to a $250 monthly minimum fee per Fund account.

                 FUND SERVICES

Unified Fund Services, Inc. ~~431 North Pennsylvania Street,~~(“Unified”), 2960 N. Meridian St., Suite 300, Indianapolis, ~~Indiana 46204,~~IN 46208, acts as the Fund’s transfer agent, fund accountant, and administrator. Unified ~~operates as~~is a wholly-owned subsidiary of Huntington Bancshares, ~~Inc.~~ the parent company of the ~~custodian~~ Custodian andthe Distributor. ~~A Trustee and the~~Certain officers of the Trust ~~are members of management and/or employees~~also are officers of Unified~~and/or its parent company.~~ .

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.25 per shareholder account (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $10 million or more) for these transfer agency services.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Advisor at an annual rate equal to 0.050% of the Fund’s average daily net assets up to $50 million, 0.040% of the Fund’s average daily net assets from $50 million to $100 million, 0.030% of the Fund’s average daily net assets from $100 million to $150 million, and 0.020%of the Fund’s average daily net assets over $150 million (subject to various monthly minimum fees, the maximum being $1667 per month for assets up to $50 million).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.100% of the Fund’s average daily net assets under $50 million, 0.070% of the Fund’s average daily net assets from $50 million to $100 million, 0.050% of the Fund’s average daily net assets from $100 million to $150 million, and 0.030% ~~for~~ of the Fund’s average daily net assets over $150 million (subject to a minimum fee of $2,500 per month). Unified also receives a compliance program services fee of $800 per month from the Advisor.

For its transfer agency, fund accounting and administrative services, Unified received the following fees from the Advisor during the last three fiscal years:

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
December 31, 2007	$15,303	$20,000	$30,000
December 31, 2006	$16,225	$23,414	$31,557
December 31, 2005	$15,202	$20,000	$30,000
~~December 31, 2004~~	~~$16,751~~	~~$27,727~~	~~$30,404~~

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd.~~(f.k.a. Cohen McCurdy, Ltd.)~~, 800 Westpoint Parkway, Suite 1100 Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending December 31, ~~2007.~~ 2008. Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

                 DISTRIBUTOR

Unified Financial Securities, Inc., ~~431 North Pennsylvania Street,~~2960 N. Meridian St., Suite 300, Indianapolis, ~~Indiana 46204~~IN 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. ~~A trustee and certain officers of the Trust are officers of the Distributor and/or its parent company~~An officer of the Trust also is an officer of the Distributor, and a Trustee of the Trust is an officer of the Custodian, which, together with the Distributor and Unified, are wholly-owned subsidiaries of Huntington Bancshares. As a result, such persons may be deemed to be affiliates of the Distributor.~~The Distributor and Unified are controlled by Huntington Bancshares, Inc.~~

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accountants~~’ report~~ required to be included in this SAI are incorporated herein by reference to the Fund’s Annual Report to shareholders for the fiscal year ended December 31, ~~2006.~~ 2007. You can obtain the Annual Report without charge by calling Shareholder Services at (888) 912-4562.

PART C. OTHER INFORMATION

Item 23.	Exhibits

(1)	(a) Financial Statements included in Part A: Financial Highlights Table for each of GJMB Growth Fund and Crawford Dividend Growth Fund.

(b)	Financial Statements included in Part B: Audited Financial Statements for each of GJMB Growth Fund and Crawford Dividend Growth Fund.

(2)

(a)           (i)        Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(ii)

First Amendment to Agreement and Declaration of Trust, as filed with the State of Ohio on September 15, 2005 – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

(iii)

Amendment No. 2 to Agreement and Declaration of Trust, as filed with the State of Ohio on May 17, 2006 – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(iv)

Amendment No. 3 to Agreement and Declaration of Trust, as filed with the State of Ohio on September 1, 2006 – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(v)	Amendments No. 4 and 6 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

(vi)	Amendment No. 5 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

(vii)	Amendment No. 7 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2007 and incorporated herein by reference.

(viii)	Amendment No. 8 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(ix)	Amendment No. 9 to Agreement and Declaration of Trust – Filed herewith.

(b)	By-laws adopted as of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – None.

(d)	Investment Advisory Contracts:

1.

Copy of Registrant’s Management Agreement with Gamble Jones Investment Counsel (f/k/a Gamble, Jones, Morphy & Bent) with regard to the GJMB Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

2.

(a)           Copy of Registrant’s Management Agreement with Spectrum Advisory Services, Inc. (“Spectrum”) with regard to the Marathon Value Portfolio, approved December 18, 2002 – Filed          with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Spectrum regarding fee waiver and expense reimbursement with respect to the Marathon Value Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

3.

(a)           Copy of Registrant’s Management Agreement with StoneRidge Investment Partners, LLC with regard to the StoneRidge Small Cap Growth Fund, approved December 18, 2002 – Filed         with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with StoneRidge Investment Partners, LLC, regarding fee waiver and expense reimbursement with respect to the StoneRidge Small Cap Growth Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2007 and incorporated herein by reference.

4.

(a)           Copy of Registrant’s Amended and Restated Management Agreement with Becker Capital Management, Inc. with regard to the Becker Value Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Value Equity Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

5.

(a)           Copy of Registrant’s Management Agreement with Becker Capital Management, Inc. with regard to the Becker Small Cap Value Equity Fund approved December 13, 2004 – Filed          with Registrant’s registration statement on Form N-1A dated October 20, 2004 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Small Cap Value Equity Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

6.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Large Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Large Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

7.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Mid Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Mid Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

8.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Small Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Retail Class shares of the Dreman Contrarian Small Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

(c)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Institutional Class shares of the Dreman Contrarian Small Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

9.

(a)           Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(b)

Copy of Registrant’s Side Letter Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund for the 2008 fiscal year– Filed herewith.

10.

Copy of Registrant’s Amended and Restated Management Agreement with IMS Capital Management, Inc. with regard to the IMS Capital Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007, and incorporated herein by reference.

11.

(a)           Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Allocation Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Allocation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

12.

(a)           Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Income Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

13.

(a)           Copy of Registrant’s Amended and Restated Management Agreement with Chinook Capital Management with respect to the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Chinook Capital Management regarding fee waiver and expense reimbursement with respect to the Chinook Emerging Growth Fund for the 2008 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

14.

(a)           Copy of Registrant’s Management Agreement with Marco Investment Management, LLC with regard to the Marco Targeted Return Fund approved December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Marco Investment Management, LLC regarding fee waiver and expense reimbursement with respect to the Marco Targeted Return Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

15.

(a)           Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Equity Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

16.

(a)           Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

17.

(a)           Copy of Registrant’s Management Agreement with Archer Investment Corporation with regard to the Archer Balanced Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated July 27 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

18.

Copy of Registrant’s Management Agreement with The Roosevelt Investment Group with respect to the Roosevelt Multi-Cap Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

19.

(a)           Copy of Registrant’s Management Polynous Capital Management, Inc. with regard to the Polynous Growth Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Polynous Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

20.

(a)           Copy of Registrant’s amended and restated Management Agreement with Iron Financial Management, Inc., dated January 30, 2006, with regard to Iron Market Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Iron Financial Management, Inc., regarding the temporary reduction of the management fee for the Iron Market Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

21.

(a)           Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

22.

(a)           Copy of Registrant’s Management Agreement with Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

(b)

Form of Amended and Side Letter Agreement with Quixote Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the QCM Absolute Return Fund - Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

23.

(a)           Copy of Registrant’s Management Agreement with Toreador Research & Trading LLC with regard to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(b)

Copy of Executed Side Letter Agreement with Toreador Research & Trading LLC regarding fee waiver and expense reimbursement with respect to the Toreador Large Cap Fund– Filed with Registrant’s registration statement on Form N-1A dated May 22, 2006 and incorporated herein by reference.

24.

(a)           Copy of Registrant’s Management Agreement with Iron Financial Management, Inc., with regard to Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated May 3, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Iron Financial Management, Inc., regarding fee waiver and expense reimbursement with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

25.

(a)           Copy of Registrant’s Management Agreement with Leeb Capital Management, Inc. with regard to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Leeb Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Leeb Focus Fund for the 2008 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

26.

(a)           Copy of Registrant’s Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

27.

(a)           Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Growth Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Growth Institutional Fund for the 2008 and 2009 fiscal years – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

28.

(a)           Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Value Institutional Fund for the 2008 and 2009 fiscal years – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

29.

(a)           Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

30.

(a)           Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

31.

(a)           Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

32.

(a)           Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Copy of Sub-advisory Agreement between Dean Investment Associates, LLC and Newton Capital Management Ltd. with regard to Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(c)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

33.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

34.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

35.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

36.

(a)           Copy of Registrant’s Management Agreement with Mirzam Asset Management, LLC with regard to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Mirzam Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(c)

Copy of Sub-Advisory Agreement between Mirzam Asset Management, LLC and Bastiat Capital, LLC with regard to Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

37.

(a)           Copy of Registrant’s Management Agreement with Bell Investment Advisors, Inc. with regard to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Bell Investment Advisors, Inc. regarding fee waiver and expense reimbursement with respect to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

38.

(a)           Copy of Registrant’s Management Agreement with SB-Auer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with SB-Auer Funds, LLC regarding fee waiver and expense reimbursement with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

39.

(a)           Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(c)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Aletheia Research and Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(d)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Hillman Capital Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(e)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Optique Capital Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(f)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and London Company of Virginia with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(g)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Pictet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(h)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and WB Capital Management Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

40.

(a)           Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(c)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Loomis, Sayles & Company, LP with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(d)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and SMH Capital Advisors, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

41.

Copy of Portfolio Consulting Agreement between Envestnet Asset Management, Inc. and III to I Financial Management Research, L.P. with regard to 3 to 1 Funds – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

42.	(a) Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Small Cap Institutional Fund – Filed herewith.

(b)	Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Small Cap Institutional Fund – Filed herewith.

(e)

(1)           Underwriting Contracts. Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

(2)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Becker Capital Management, Inc. and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Dreman Value Management, LLC and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(4)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, Inc., approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(5)

Underwriting Contracts. Copy of Distribution Agreement between Registrant and Polynous Securities, LLC, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – None.

(g)	Custodian Agreements.

(1)

Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(2)

(a)           Custodian Agreement. Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(b)

Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(3)

Special Custody and Pledge Agreement, by and among, Registrant, Goldman, Sachs & Co., Quixote Capital Management, LLC, and U.S. Bank National Association with respect to the QCM Absolute Return Fund, dated December 2, 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(h)

(1)           (a)      Other Material Contracts. Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

(b)

Amendment to Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc., effective as of October 1, 2007 – Filed with Registrant’s registration statement on Form N-1A dated October 30, 2007 and incorporated herein by reference.

(i)	Legal Opinion and Consent – Legal Opinion and Consent of Thompson Hine LLP - filed herewith.

(j) Other Opinions. Consent of independent registered public accounting firm to the use of audited financial statements for each of the GJMB Growth Fund and Crawford Dividend Growth Fund– Filed herewith.
(k) Omitted Financial Statements – None.

(l)

Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)

(1)           Copy of Rule 12b-1 Distribution Plan for each of Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(2)

Copy of Distribution Coordination Agreement for each of the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(3)	Copy of Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(4)	Copy of Rule 12b-1 Distribution Plan for Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(5)	Copy of Rule 12b-1 Distribution Plan for Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(6)	Copy of Rule 12b-1 Distribution Plan for the Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(7)	Copy of Rule 12b-1 Distribution Plan for the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(8)	Copy of Rule 12b-1 Distribution Plan for FCI Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

(9)	Copy of Rule 12b-1 Distribution Plan for QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated June 13, 2006 and incorporated herein by reference.

(10)

Copy of Rule 12b-1 Distribution Plan with respect to the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(11)

Copy of Rule 12b-1 Distribution Plan with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(12)

Copy of Rule 12b-1 Distribution Plan with respect to the Leeb Focus Fund Retail Class shares – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(13)	Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(14)

Copy of Rule 12b-1 Distribution Plan with respect to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(15)

Copy of Rule 12b-1 Distribution Plan with respect to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(16)	Copy of Rule 12b-1 Distribution Plan with respect to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(17)

Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(18)

Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(19)

Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(20)

Copy of Rule 12b-1 Distribution Plan with respect to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2007 and incorporated herein by reference.

(21)

Copy of Rule 12b-1 Distribution Plan with respect to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(22)

Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(23)

Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(24)	Copy of Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(n)	(1) Copy of Rule 18f-3 Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(2)	Copy of Rule 18f-3 Plan for the Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(3)	Copy of Rule 18f-3 Plan for the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

(o)	Reserved.

(p)	(1) Registrant’s Amended Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 1, 2005 and incorporated herein by reference.

(2)	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(q)	(1) Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(2)	ISS Proxy Voting Guidelines adopted by Becker Capital Management, Inc. – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)

Proxy Voting Policy and Procedures adopted by Dreman Value Management, LLC with respect to the Dreman Funds – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(4)

Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(5)

Proxy Voting Policy and Procedures adopted by Spectrum Advisory Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated February 27, 2004 and incorporated herein by reference.

(6)	Proxy Voting Policy and Procedures adopted by Ariston Capital Management Corp. – Filed with Registrant’s registration statement on Form N-1A dated March 3, 2004 and incorporated herein by reference.

(7)

Proxy Voting Policy and Procedures adopted by Gamble Jones Investment Counsel with regard to the GJMB Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 30, 2004 and incorporated herein by reference.

(8)

Proxy Voting Policy and Procedures adopted by IMS Capital Management, Inc. with regard to each of the IMS Funds – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(9)

Proxy Voting Policy and Procedures adopted by Chinook Capital Management with regard to the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 13, 2004 and incorporated herein by reference.

(10)

Proxy Voting Policy and Procedures adopted by Marco Investment Management, LLC with regard to the Marco Targeted Return Fund – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

(11)

Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(12)

Proxy Voting Policy and Procedures adopted by Archer Investment Corporation with regard to the Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(13)

Proxy Voting Policy and Procedures adopted by Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

(14)

Proxy Voting Policy and Procedures adopted by with Toreador Research & Trading LLC as advisor to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(15)

Proxy Voting Policy and Procedures adopted by Leeb Capital Management, Inc. as advisor to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(16)

Proxy Voting Policy and Procedures adopted by Pekin Singer Strauss Asset Management, Inc. as advisor to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(17)

Updated Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as advisor to Symons Institutional Funds– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(18)

Proxy Voting Policy and Procedures adopted by SMI Advisory Services, LLC as advisor to Sound Mind Investing Funds – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2006 and incorporated herein by reference.

(19)

Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as advisor to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(20)

Proxy Voting Policy and Procedures adopted by Newton Capital Management Ltd. as sub-advisor to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(21)	Proxy Voting Guidelines used with respect to Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated April 11, 2008 and incorporated herein by reference.

(22)

Proxy Voting Policy and Procedures adopted by Bastiat Capital, LLC as sub-advisor to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(23)

Proxy Voting Policy and Procedures adopted by Bell Investment Advisors, Inc. as advisor to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(24)

Proxy Voting Policy and Procedures adopted by Aletheia Research and Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(25)

Proxy Voting Policy and Procedures adopted by Hillman Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(26)

Proxy Voting Policy and Procedures adopted by Optique Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(27)

Proxy Voting Policy and Procedures adopted by London Company of Virginia as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(28)

Proxy Voting Policy and Procedures adopted by Pictet Asset Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(29)

Proxy Voting Policy and Procedures adopted by WB Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(30)

Proxy Voting Policy and Procedures adopted by SMH Capital Advisors, Inc. as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(31)

Proxy Voting Policy and Procedures adopted by Loomis, Sayles & Company, LP as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(32)

Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

Item 24.	Persons Controlled by or Under Common Control with Registrant

The sole shareholder of each of the FCI Bond Fund and FCI Equity Fund (together, the FCI Funds”), Midtrusco, is under common control with the FCI Funds’ investment adviser, Financial Counselors, Inc. Financial Counselors, Inc. is owned 100% by FCI Holding Corporation, a Delaware corporation.

Becker Capital Management may be deemed to be under common control with the Becker Small Cap Value Equity Fund because the employees of Becker own more than 25% of the Becker Small Cap Value Equity Fund, through the Becker Capital Management, Inc. Pension Plan, and 100% of Becker Capital Management.

Dean Investment Associates, LLC may be deemed to be under common control with each of the Dean Funds because various persons that own Dean Wealth Management LLP, a controlling shareholder of the Dean Funds, also indirectly own more than 75% of Dean Investment Associates, LLC.

Item 25.	Indemnification

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Item 26.	Business and Other Connections of the Investment Advisers

1.

Archer Investment Corporation (“Archer”) serves as investment adviser to the Archer Balanced Fund, a series of Registrant. Mr. Troy Patton is the Managing Director of Archer. Further information about Archer can be obtained from the Form ADV Part I filed via the FINRA’s CRD/IARD system, and available on the Investment Adviser Public Disclosure Website (“IAPD”).

2.

Bastiat Capital, LLC (“Bastiat”) serves as sub-advisor to Mirzam Enhanced Equity Fund. Albert J. Meyer and William L. Culbertson, III, portfolio managers of the Mirzam Enhanced Equity Fund, each is a managing member of Bastiat. Further information about Bastiat can be obtained from its Form ADV Part I available on the IAPD.

3.

Becker Capital Management, Inc. (“Becker”) serves as the investment adviser for the Becker Value Equity Fund and the Becker Small Cap Value Equity Fund, each a series of the Trust. Patrick E. Becker serves as the Chairman and Chief Investment Officer of Becker. Further information about Becker can be obtained from the Form ADV Part I available on the IAPD.

4.

Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, a series of the Trust. John H. Crawford III serves as President and Chief Investment Officer of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

5.

Chinook Capital Management serves as the investment adviser to the Chinook Emerging Growth Fund, a series of the Trust. Mr. Gregory Houser is a managing member of Chinook. Further information about Chinook can be obtained from the Form ADV Part I available on the IAPD.

6.

Dean Investment Associates, LLC (“Dean”), serves as investment advisor to the Dean Funds. Stephen M. Miller serves President and Chief Operating Officer of Dean, and each of Mark E. Schutter, Ronald A. Best and Debra E. Rindler are executive officers. Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

7.

Dreman Value Management, LLC (“Dreman”) serves as the investment adviser for the Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund, each a series of the Trust. Mr. David Dreman is the Chairman and Chief Investment Officer of Dreman. Further information about Dreman can be obtained from the Form ADV Part I available on the IAPD.

8.

Financial Counselors, Inc. (“FCI”)serves as the investment adviser to the FCI Equity Fund and FCI Fund, each a series of the Trust. Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

9.

Gamble Jones Investment Counsel (“GJIC”) serves as the investment adviser for the GJMB Growth Fund, a series of the Trust. Mr. Thomas W. Bent serves as President and Ms. Alison Gamble is also an executive officer. Further information about GJIC, its officers and partners can be obtained from the Form ADV Part I available on IAPD.

10.

IMS Capital Management, Inc.(“IMS”) serves as the investment adviser to the IMS Capital Value Fund, IMS Strategic Allocation Fund and IMS Strategic Income Fund, each a series of the Trust. Mr. Carl W. Marker serves as Chairman and President of IMS. Further information about IMS can be obtained from the Form ADV Part I available on the IAPD.

11.

Iron Financial Management, Inc. serves as investment advisor to the Iron Market Opportunity Fund. Mr. Aaron Izenstark is the President, while Mr. Richard Lakin is the Chief Compliance Officer and Chief Operations Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

12.

Leeb Capital Management, Inc. (“Leeb”), serves as investment advisor to the Leeb Focus Fund. Steven L. Leeb is the President and Donna A. Leeb and Steven Fishman are executive officers. Further information about Leeb can be obtained from its Form ADV Part I available on the IAPD.

13.

Marco Investment Management, LLC serves as the investment advisor to the Marco Targeted Return Fund, a series of the Trust. Mr. Steven S. Marco is the Managing Member. Further information about Marco can be obtained from the Form ADV Part I available on the IAPD.

14.

Mirzam Asset Management, LLC (“Mirzam”) serves as investment advisor to Mirzam Enhanced Equity Fund. Mr. Clifford R. Morris is a managing member of Mirzam. Further information about Mirzam will be available from its Form ADV Part I available on the IAPD.

15.

Newton Capital Management, Ltd. (“Newton”), serves as investment sub-advisor to the Dean International Fund. Helena Morrissey serves at a Director and Chief Executive Officer of Newton, and each of Jeff Munroe, Kate Turner, Jeremy Bassil, Mark W. Scott, Andrew Downs and Steven B. Tutt are executive officers. Further information about Newton can be obtained from its Form ADV Part I available on the IAPD.

16.

NS Investment Partners, LLC (“NSIP”), serves as investment advisor to the NS Small Cap Growth Fund. Peter Niedland and Mark Schlegel serve as managers of NSIP. Further information about NSIP can be obtained from its Form ADV Part I available on the IAPD.

17.

Pekin Singer Strauss Asset Management, Inc. (“Pekin”) serves as investment advisor to the Appleseed Fund. Mr. Ronald L. Strauss is the President of Pekin; Richard A. Singer, Brandon Hardy, Alan L. Zable and William A. Pekin all are executive officers. Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD.

18.

Polynous Capital Management, Inc. (“Polynous”) serves as investment advisor to the Polynous Growth Fund. Mr. Kevin Wenck is the President of Polynous. Further information about Polynous can be obtained from its Form ADV Part I available on the IAPD.

19.

Quixote Capital Management, LLC (“Quixote”) serves as investment advisor to the QCM Absolute Return Fund, a series of Registrant. Mr. Jerry Paul is the Managing Director of Quixote. Further information about Quixote can be obtained from the Form ADV Part I of Quixote available on the IAPD.

20.

SMI Advisory Services, LLC (“SMI”) serves as investment advisor to the Sound Mind Investing Fund and Sound Mind Investing Managed Volatility Fund, each a series of Registrant. Mr. Eric Collier, Mr. Mark Biller, and Mr. Anthony Ayers are all principals of SMI. Further information about SMI can be obtained from the Form ADV Part I of SMI available on the IAPD.

21.

Spectrum Advisory Services, Inc. (“Spectrum”) serves as the investment advisor for the Marathon Value Portfolio, a series of the Trust. Mr. Marc Heilweil serves as President of Spectrum. Further information about Spectrum can be obtained from the Form ADV Part I available on the IAPD.

22.

StoneRidge Investment Partners, LLC (“SIPL”) serves as the investment advisor for the StoneRidge Small Cap Growth Fund, a series of the Trust. Mr. James E. Minnick is the Manager of SIPL. Messieurs Philip H. Brown, Joseph E. Stocke, Daniel Cook and Lester T. Rich are all managing directors of SIPL. Further information about SIPL can be obtained from the Form ADV Part I available on the IAPD.

23.

Symons Capital Management, Inc. (“Symons”) serves as the investment advisor for the Symons Alpha Value Institutional Fund and Symons Alpha Growth Institutional Fund, each a series of the Trust. Edward L. Symons, Jr. is the Chairman and Founder, and Colin E. Symons, CFA, is the Chief Investment Officer. Christopher C. Hoel, Vickilynn Ellis, Richard F. Foran and Michael P. Czajka each are executive officers of Symons. Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

24.

The Roosevelt Investment Group (“Roosevelt”) serves as investment advisor to the Roosevelt Multi-Cap Fund. Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt. Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD.

25.

Toreador Research & Trading LLC (“Toreador”) serves as investment advisor to Toreador Large Cap Fund. Mr. Paul Blinn and Dan Obrycki are executive officers of Toreador. Further information about Toreador can be obtained from its Form ADV Part I available on the IAPD.

26.

Bell Investment Advisors, Inc. (“Bell”) serves as investment adviser to the Bell Worldwide Trends Fund, a series of Registrant. Mr. James Bell is the President of Bell. Further information about Bell can be obtained from its Form ADV Part I available on the IAPD.

27.

Envestnet Asset Management, Inc. (“Envestnet”) serves as investment adviser to the 3 to 1 Funds. Judson T. Bergman is the Chairman and CEO of Envestnet. Further information about Envestnet can be obtained from its Form ADV Part I available on the IAPD.

28.

III to I Financial Management Research, L.P. (“FMR”) serves as portfolio research consultant to the 3 to 1 Funds. Michael Watters and Darrell Cain are controlling persons of FMR. Further information about FMR can be obtained from its Form ADV Part I available on the IAPD.

29.

Aletheia Research and Management, Inc. (“Aletheia”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Peter Eichler, Roger B. Peikin and Joseph M. Boskovich are executive officers of Aletheia. Further information about Aletheia can be obtained from its Form ADV Part I available on the IAPD.

30.

Hillman Capital Management, Inc. (“Hillman”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Mark A. Hillman is the President and CIO of Hillman. Further information about Hillman can be obtained from its Form ADV Part I available on the IAPD.

31.

Optique Capital Management, Inc. (“Optique”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Colette M. Wallner is the President and Chief Compliance Officer, and Wendell L. Perkins is the CIO of Optique. Further information about Optique can be obtained from its Form ADV Part I available on the IAPD.

32.

London Company of Virginia (“London Company”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Mr. Stephen M. Goddard is a Principal and the CIO of London Company. Further information about London Company can be obtained from its Form ADV Part I available on the IAPD.

33.

Pictet Asset Management, Inc. (“Pictet”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Renaud Deplanta is the CEO and Nicholas Mustoe is the CIO of Pictet. Further information about Pictet can be obtained from its Form ADV Part I available on the IAPD.

34.

WB Capital Management, Inc. (“WB Capital”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Jeffrey, David Lorenzen is the President of WB Capital. Further information about WB Capital can be obtained from its Form ADV Part I available on the IAPD.

35.

SMH Capital Advisors, Inc. (“SMH Capital”) serves as sub-adviser to the 3 to 1 Strategic Income Fund. Robert E. Garrison is the President and a director of SMH Capital. Further information about SMH Capital can be obtained from its Form ADV Part I available on the IAPD.

36.

Loomis, Sayles & Company, LP (“Loomis Sayles”) serves as sub-adviser to the 3 to 1 Strategic Income Fund. Robert J. Blanding is the CEO of Loomis Sayles. Further information about Loomis Sayles can be obtained from its Form ADV Part I available on the IAPD.

37.

SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. Robert Auer is the managing member of SBA. Further information about Bell can be obtained from its Form ADV Part I available on the IAPD

Item 27.	Principal Underwriters

Unified Financial Securities, Inc. Unified Financial Securities, Inc. serves as the principal underwriter for the Trust

(a)

Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Builders Fixed Income Fund, Inc., Dividend Growth Trust, LCM Landmark Series Trust, Sparrow Funds, Skyhawk Funds Trust, TrendStar Investment Trust, and The Penn Street Fund, Inc.

(b)	The directors and officers of Unified Financial are as follows:

Name	Title	Position with Trust
Daniel B. Benhase 41 S. High St. Columbus, OH 43215	Director	None
Melissa K. Gallagher*	President	None
Stephen D. Highsmith, Jr.*	Senior Vice President, Secretary, and Treasurer	None
John C. Swhear*	Chief Compliance Officer	Sr. Vice President
Anna Maria Spurgin*	Assistant Vice President	None
D. Eric McKenzie*	Assistant Vice President	None
Karyn E. Cunningham*	Controller	None

* The principal business address of each officer of Unified Financial is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208

(c)	Not applicable.

Item 28.	Location of Accounts and Records

Unified Fund Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank

41 South High Street

Columbus, Ohio 43215

U.S. Bank, National Association

425 Walnut Street

Cincinnati, Ohio 45202

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Polynous Securities, LLC

880 Franklin St., Suite 705

San Francisco, CA 94102

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

III to I Financial Management Research, L.P.

5580 Peterson Lane, Suite 100

Dallas, Texas 75240

Aletheia Research and Management, Inc.

100 Wilshire Blvd., Suite 1960

Santa Monica, California 90401

Archer Investment Corporation
9000 Keystone Crossing, Suite 630
Indianapolis, IN 46240

Bastiat Capital, LLC

Granite Parkway, Suite 200

Plano, TX, 75024

Becker Capital Management, Inc.

1211 SW Fifth Avenue, Suite 2185

Portland, OR 97204

Bell Investment Advisors, Inc.

1111 Broadway, Suite 1630

Oakland, CA 94607

Chinook Capital Management, LLC

4380 SW Macadam Ave
Suite 250
Portland, OR 97239

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

Dean Investment Associates, LLC

2480 Kettering Tower

Dayton, Ohio 45423

Dreman Value Management, LLC

520 East Cooper Avenue

Suite 230-4

Aspen, CO 81611

Envestnet Asset Management, Inc.

35 East Wacker Drive, 16th Floor

Chicago, Illinois 60601

Financial Counselors, Inc.

442 West 47th Street

Kansas City, Missouri 63112

Gamble Jones Investment Counsel

301 East Colorado Blvd., Suite 802

Pasadena, California 91101

Hillman Capital Management, Inc.

7600 Wisconsin Avenue, Suite 650

Bethesda, Maryland 20814

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, Oregon 97266

Iron Financial Management, Inc.

Two Northfield Plaza

Suite 250

Northfield, Illinois 60093

Leeb Capital Management, Inc.

500 Fifth Avenue, 57th Floor

New York, NY 10110

Loomis, Sayles & Company, LP,

One Financial Center

Boston, Massachusetts 02111

London Company of Virginia

1801 Bayberry Court, Suite 301

Richmond, Virginia 23226

Marco Investment Management, LLC

300 Atlanta Financial Center

3343 Peachtree Road, NE

Atlanta, GA 30326

Mirzam Asset Management, LLC

1 Main Street, Suite 200

Tequesta, FL, 33469

Newton Capital Management Ltd.

Mellon Financial Centre

160 Queen Victoria Street, London

EC4V 4LA, United Kingdom

NS Investment Partners, LLP

1055 Westlakes Drive

Suite 300

Berwyn, PA 19312

Optique Capital Management, Inc.

555 Main St., Suite 440

Racine, Wisconsin 53403

Pekin Singer Strauss Asset Management, Inc.

21 S. Clark Street, Suite 3325

Chicago, IL 60603

Pictet Asset Management, Ltd.

25 Old Broad Street

Tower 42, Level 37

London, EC2N 1HQ

Polynous Capital Management, Inc.

880 Franklin St., Suite 705

San Francisco, CA 94102

Quixote Capital Management, LLC

5619 DTC Parkway, Suite 100

Greenwood Village, CO 80111

SMI Advisory Services, LLC

422 Washington Street

Columbus, IN 47201

Spectrum Advisory Services, Inc.

1050 Crown Pointe Parkway, Suite 750

Atlanta, GA 30338

StoneRidge Investment Partners, LLC

301 Lindenwood Drive, Suite 310
Malvern, PA 19355

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, Pennsylvania 15228

The Roosevelt Investment Group

317 Madison Ave., Suite 1004

New York, New York 10017

Toreador Research & Trading LLC

7493 North Ingram

Suite 104

Fresno, California  93711

SMH Capital Advisors, Inc.

600 Travis, Suite 3100

Houston, Texas 77002

WB Capital Management, Inc.

1415 28th Street

West Des Moines, Iowa 50266

Each advisor (or sub-advisor) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 29.	Management Services

None.

Item 30.	Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 112 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and the State of Indiana on April 29, 2008.

UNIFIED SERIES TRUST

By: /s/Anthony J. Ghoston__________ Anthony J. Ghoston, President

Attest:

By: /s/ William Murphy_______
William Murphy, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Anthony J. Ghoston___ Anthony J. Ghoston	President	April 29, 2008
/s/ William Murphy______ William Murphy	Treasurer and CFO	April 29, 2008
/s/ Daniel Condon * Daniel Condon	Trustee	April 29, 2008
/s/ Gary E. Hippenstiel __* Gary E. Hippenstiel	Trustee	April 29, 2008
/s/ Stephen Little * Stephen Little	Trustee	April 29, 2008
/s/ Ronald Tritschler * Ronald Tritschler	Trustee	April 29, 2008
/s/ Nancy V. Kelly ** Nancy V. Kelly	Trustee	April 29, 2008

*

**/s/ John Swhear

John Swhear, Attorney in Fact

*Signed pursuant to a Power of Attorney dated May 21, 2007 and filed with Registrant’s registration statement on Form N-1A on June 21, 2007 and incorporated herein by reference.

**Signed pursuant to a Power of Attorney dated December 12, 2007 and filed with Registrant’s registration statement on Form N-1A on December 17, 2007 and incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit Number	Description

EX.99.a.	Amendment No. 9 to Registrant’s Agreement and Declaration of Trust.

EX.99.d.	(i) Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Small Cap Institutional Fund.

(ii)	Copy of Registrant’s of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Small Cap Institutional Fund.

(ii)

Copy of Registrant’s Side Letter Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund for the 2008 fiscal year.

EX.99.i	Opinion and Consent of Legal Counsel

EX.99.j	Consent of Independent Accounting Firm